File No: 811-21483
                                                                      333-111717


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

     Pre-Effective Amendment No.        [   ]

     Post-Effective Amendment No.       [ 3 ]
                                                   ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

     Amendment No.                      [ 6 ]

                        (Check appropriate box or boxes)

                                 VERACITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                        401 West Main Street, Suite 2100
                           Louisville, Kentucky 40202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (502) 657-6460

                              Wade R. Bridge, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


/X/  immediately upon filing pursuant to paragraph (b)

/ /  on (__________) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a) (1)
/ /  on (date) pursuant to paragraph (a) (1)
/ /  75 days after filing pursuant to paragraph (a) (2)
/ /  on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS

                                                              DATED JULY 1, 2006








                               [GRAPHIC OMITTED]

                         VERACITY SMALL CAP VALUE FUND






                               INVESTMENT ADVISER
                        INTEGRITY ASSET MANAGEMENT, LLC
                                 LOUISVILLE, KY





The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

                               TABLE OF CONTENTS

THE BASICS
The Fund's Investment Objective & Principal Investment Strategies .......    3
The Principal Risks of Investment .......................................    4
The Fund's Past Performance History .....................................    5
The Costs of Investing in the Fund ......................................    6

WHO MANAGES THE FUND
The Investment Advisor ..................................................    8
The Fund Managers .......................................................    8
The Investment Management Agreement .....................................    9
Administrator ...........................................................    9

HOW TO BUY AND SELL SHARES
How Shares Are Priced Each Day ..........................................   10
How To Invest in the Fund ...............................................   10
How To Sell (Redeem) Your Shares ........................................   15


OTHER INFORMATION

Dividends, Distributions and Taxes ......................................   18
General Information .....................................................   18
Financial Highlights ....................................................   20
Privacy Policy ..........................................................   22
For More Information .............................................. back cover



--------------------------------------------------------------------------------

     VERACITY FUNDS                           INDEPENDENT REGISTERED PUBLIC
     INVESTMENT ADVISOR                       ACCOUNTING FIRM
     Integrity Asset Management, LLC          Cohen McCurdy, Ltd.
     401 West Main Street                     800 Westpoint Pkwy., Suite 1100
     Suite 2100                               Westlake, Ohio 44145
     Louisville, Kentucky 40202

     ADMINISTRATOR
     Ultimus Fund Solutions, LLC
     P.O. Box 46707
     Cincinnati, Ohio 45246-0707
     (Toll-Free) 1-866-896-9292

--------------------------------------------------------------------------------

THE BASICS
================================================================================

THE FUND'S INVESTMENT OBJECTIVE & PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve long-term capital growth. The Fund's investment objective may be changed by the Board of Trustees upon 60 days written notice to shareholders.

The Fund attempts to achieve its investment objective by:

o normally investing at least 80% of its net assets in the common stocks of U.S. domestic companies with market capitalizations of less than $2 billion at the time of investment;

o normally investing in companies that appear to be under priced according to certain financial measurements of their intrinsic worth or business prospects; and

o holding a broad number of securities in the portfolio, typically stocks of 100 to 150 companies.

Integrity Asset Management, LLC, the Fund's investment advisor, chooses the common stocks in which the Fund will invest by employing a value-oriented approach that focuses on stocks that offer prudent value with improving sentiment. The advisor finds these stocks by rigorously analyzing the company's financial characteristics, and assessing the quality of the company's management. The advisor also analyzes screening criteria such as comparative price-to-book, price-to-sales and price-to-cash flow. The advisor further narrows the universe of acceptable investments by undertaking intensive research, including interviews with the company's top management, customers and suppliers.

The advisor bases a common stock's value on its future stream of anticipated cash flows. Using a cash flow analysis, the advisor determines those stocks with the most attractive return potential from this universe.

Generally, the advisor prefers to hold a broad number of securities in the portfolio to provide adequate diversification.

The advisor regularly reviews the Fund's investments, and will sell securities when the advisor believes they are no longer attractive because of price appreciation, the fundamental outlook of the company has changed significantly and/or alternatives that are more attractive are available.

The Fund generally invests for the long term and will, under normal market conditions, stay at least 80% invested in the common stocks of U.S. domestic companies with market capitalizations of less than $2 billion at the time of investment (Note: This investment strategy may be changed by the Board of Trustees upon 60 days written notice to shareholders.) However, under abnormal market or economic conditions, the advisor may adopt a temporary defensive investment position in the market with respect to the Fund. When such a position is assumed, cash reserves may be a significant percentage (up to 100%) of the Fund's net assets, and during times when the Fund holds a significant portion of its net assets in cash, the Fund will not achieve its investment objective and its performance may be negatively affected as a result.

THE PRINCIPAL RISKS OF INVESTMENT

RISKS IN GENERAL
You could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the values of Fund investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which the Fund invests.

Further, the Fund's advisor may not accurately predict the direction of the market as a whole and/or may select stocks that underperform the market or their peers. As a result, the advisor's investment decisions may not accomplish what they were intended to achieve.

RISKS OF INVESTING IN COMMON STOCKS
The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. Those risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its products or services. You should be aware that the value of a company's share price might decline as a result of poor decisions made by management or lower demand for the company's products or services, or for no readily apparent reason at all. In addition, a company's share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of a Fund's investments may decrease more than the stock markets in general.

SMALLER COMPANY INVESTMENT RISK
Investing in Small Cap companies often involves greater risk than investing in larger companies. Small Cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of Small Cap companies, therefore, tend to be more volatile than the securities of larger, more established companies. Small Cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a Small Cap company's stock, it may have to sell at a lower price than would otherwise be the case, or it may have to sell in smaller than desired quantities over a longer time period.

"VALUE"  INVESTING  RISK
The Fund invests in companies that appear to be value-oriented companies. If the Fund's perceptions of a company's inherent value are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Further, "value" stocks, in general, may lose favor in the market and underperform other types of securities.

PORTFOLIO TURNOVER RISK
The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. High portfolio turnover rates may lower performance due to increased costs and may also result in the realization of capital gains, resulting in negative tax consequences to shareholders, as it is likely that most of such gains would be short-term gains.

TEMPORARY DEFENSIVE POSITION RISK
Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would invest in this manner for defensive purposes, it could reduce the benefit of any upswing in the market. During such periods, the Fund will not be investing in accordance with and may not achieve its investment objective.


PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's SAI.

THE FUND'S PAST PERFORMANCE HISTORY
The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                              CLASS R PERFORMANCE


                               [GRAPHIC OMITTED]

                                     8.31%
                                     -----
                                     2005






The year-to-date return for Class R shares through March 31, 2006 is 13.06%

During the period shown in the bar chart, the highest return for a quarter was 4.62% during the quarter ended September 30, 2005 and the lowest return for a quarter was -2.13% during the quarter ended March 31, 2005.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
The table below shows how the Fund's average annual total returns compare with those of the Russell 2000 Value Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                     ONE       SINCE INCEPTION
                                                     YEAR     (MARCH 30, 2004)
--------------------------------------------------------------------------------
VERACITY SMALL CAP FUND- CLASS R SHARES
  Return Before Taxes.........................       8.31%          13.20%
  Return After Taxes on Distributions.........       7.34%          12.63%
  Return After Taxes on Distributions
    and Sale of Fund Shares...................       5.66%          11.03%

RUSSELL 2000 VALUE INDEX (reflects no
  deduction for fees, expenses, or taxes).....       4.71%          10.98%
--------------------------------------------------------------------------------

* The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The performance information displayed above is the performance of Class R shares only, which will differ from Class I shares to the extent that the Classes do not have the same expenses or inception dates. Class I shares do not have a full calendar year of performance.


THE COSTS OF INVESTING IN THE FUND
The following tables describe the expenses and fees that you will pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES:
                   (fees paid directly from your investment)
---------------------------------------------------------------------------------------
                                                            Class R        Class I
                                                            Shares         Shares
---------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases.................    None           None
Contingent Deferred Sales Charge (Load)..................    None           None
 Sales Charge (Load) Imposed on Reinvested Dividends.....    None           None
Redemption Fee (as a percentage of the amount redeemed)..   2.00%(1)(2)    2.00%(1)(2)
---------------------------------------------------------------------------------------

                        ANNUAL FUND OPERATING EXPENSES:
                 (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                        Class R     Class I
                                                        Shares      Shares
--------------------------------------------------------------------------------
Management Fees.......................................  1.00%       1.00%
Distribution (12b-1) Fees.............................  0.25%       None
Other Expenses........................................  0.57%       0.58%
                                                        -----       -----
Total Annual Fund Operating Expenses..................  1.82%       1.58%
Less Fee Reductions and Expense Reimbursements(3)....   0.32%       0.33%
                                                        -----       -----
Net Annual Fund Operating Expenses....................  1.50%       1.25%
                                                        =====       =====
--------------------------------------------------------------------------------

(1) The redemption fee is imposed only on redemptions of shares within 30 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. See "Redemption Fee" on page 16 for more information on the redemption fee.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) The Advisor has agreed until at least June 30, 2007 to reduce its management fees and/or reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to an amount not exceeding 1.50% of the Fund's average daily net assets allocable to Class R shares and 1.25% of the Fund's average daily net assets allocable to Class I shares. Management fee reductions and expenses reimbursed by the Advisor are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the 1.50% limit for Class R shares and the 1.25% limit for Class I shares. Expenses incurred and/or fees reduced by the Advisor that are eligible for reimbursement to the Advisor are calculated daily and paid monthly, if funds are available, subject to quarterly Board review and ratification. Operating expenses include all Fund expenses except brokerage costs, taxes, interest and extraordinary expenses. Extraordinary expenses include the costs of a merger involving the Fund.


AN EXAMPLE OF FUND EXPENSES OVER TIME
The Example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     Class R     Class I
                                     -------     -------
                      1 Year         $   153     $   127
                      3 Years            702         626
                      5 Year           1,278       1,151
                      10 Years         2,843       2,592

If you did not redeem your shares, your costs under this Example would be the same.

WHO MANAGES THE FUND
================================================================================

THE INVESTMENT ADVISOR
Integrity Asset Management, LLC (the "Advisor"), 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as investment advisor to the Veracity Small Cap Value Fund (the "Fund") under a written agreement with Veracity Funds (the "Trust"). The Advisor is a Delaware limited liability company doing business and registered with the Securities and Exchange Commission ("SEC") as an investment advisor. As of May 31, 2006, the Advisor managed approximately $1.7 billion in assets.


The Advisor is responsible for the overall investment operations of the Fund; it provides investment advisory services to the Fund and is primarily responsible to the Board of Trustees for the conduct of the Fund's investment activities. The Advisor provides quarterly reports to the Board covering the investment activities of the Fund (or more frequently if the Board requires). The Advisor is responsible for ensuring that the Fund is managed in accordance with its investment objective and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

THE FUND MANAGERS
The Advisor employs a team of investment professionals to manage the Fund's investments. The lead managers of the investment team are:

Daniel G. Bandi, CFA--Mr. Bandi is Chief Investment Officer for Value Equities and is a Principal of the Advisor. Mr. Bandi is responsible for analyzing and recommending buy/sell decisions within the designated sectors of financials and industrials. Mr. Bandi also assists the other Fund Managers with overall portfolio strategy. Mr. Bandi has been with the Advisor since shortly after its formation in 2003. Prior to joining the Advisor, Mr. Bandi was Managing Director of Equity Investments for National City Investment Management Co. from 1998 to 2003. Mr. Bandi earned his Bachelor of Arts degree in Economics from the University of Pittsburgh in 1987, and an MBA in Finance from Texas A&M University at Commerce, in 1990.


Adam I. Friedman--Mr. Friedman is Senior Portfolio Manager and a Principal of the Advisor. Mr. Friedman is responsible for analyzing and recommending buy/sell decisions within the consumer cyclicals and technology sector. Mr. Friedman also assists the other Fund Managers with overall portfolio strategy. Mr. Friedman has been with the Advisor since shortly after its formation in 2003. Prior to joining the Advisor, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.


Daniel  J.  DeMonica,  CFA --Mr.  DeMonica  is Senior  Portfolio  Manager  and a
Principal of the Advisor. Mr. DeMonica is responsible for analyzing and recommending buy/sell decisions within the designated sectors of transportation, healthcare, consumer discretionary and utilities. Mr. DeMonica also assists the other Fund Managers with overall portfolio strategy. Mr. DeMonica has been with the Advisor since shortly after its formation in 2003. Prior to joining the Advisor, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. from 1998 to 2003. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

The Fund's Statement of Additional Information contains additional information about the Fund Managers' compensation, other accounts managed by the Fund Managers, and the Fund Managers' ownership of Fund shares.

THE INVESTMENT  MANAGEMENT AGREEMENT

For its services to the Fund, the Advisor receives an investment advisory fee from the Fund at the annual rate of 1.00% of the Fund's average daily net assets, less any fee reductions. A discussion regarding the factors and considerations of the Board of Trustees in approving the Investment Management Agreement with the Advisor will be available in the Fund's Semiannual Report, dated August 31, 2006.

The Advisor has agreed to reduce its fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund's total annual expense ratio at no greater than 1.50% for Class R shares and 1.25% for Class I shares. This obligation expires on June 30, 2007, but may be renewed for additional time periods by mutual agreement.


The Advisor has concurrently entered into an Expense Recapture Agreement with the Fund permitting the Advisor to recover fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the reduction or reimbursement, and only if such recovery will not cause the Fund's expense ratio with respect to Class R and Class I shares to exceed 1.50% and 1.25%, respectively. This Agreement has been approved by the Board of Trustees.

ADMINISTRATOR
Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about the Advisor, Ultimus and other service providers to the Fund.

HOW TO BUY AND SELL SHARES
================================================================================

HOW SHARES ARE PRICED EACH DAY
The price you pay for shares of the Fund, and the price you receive upon selling or redeeming shares of the Fund, is based upon the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

               Net Asset Value = Total Assets - Total Liabilities
                                 --------------------------------
                                 Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received by the Fund's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the "Transfer Agent"). If you purchase, redeem or reinvest Fund shares directly through the Fund, then your order must be received by the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day's NAV. The Fund's investments are valued at market value or, if a market quotation is not readily available or is considered unreliable due to market or other events, at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use an independent pricing service to determine market value.

HOW TO INVEST IN THE FUND
The Fund offers two classes of shares to the public, Class R and Class I, both No-Load shares. No-Load Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class R shares impose an ongoing distribution fee equal to an annual rate of up to 0.25% of average net assets, while Class I shares do not. See "The Different Classes of Shares" below for more detailed information regarding the two classes of shares.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                                    MINIMUM
                                  INVESTMENT        SUBSEQUENT
                                TO OPEN ACCOUNT     INVESTMENTS
                                ---------------     -----------
               Class R              $25,000            $1,000
               Class I             $250,000            $5,000

The Advisor reserves the right to waive the minimum investment amounts.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, cashiers checks or third party checks will be accepted. A fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.

If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. If the cancellation causes a loss, any broker involved in the transaction will bear initial responsibility for such loss, with the Fund only bearing the loss if no other party is available.


By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.


Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

OPENING AND ADDING TO YOUR ACCOUNT
You can invest in the Fund by mail, wire transfer, and through participating financial services professionals. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic investment plan. Any questions you may have can be answered by calling the Fund's Transfer Agent, toll-free, at 1-866-896-9292.

PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS
You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. See the section "The Different Classes of Shares" for more information regarding the availability of Fund shares through financial services organizations. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers' accounts in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL
To purchase shares by mail, simply complete an Account Application, make a check payable to Veracity Funds, and mail the Application and check:

via U.S. mail to:

                                 Veracity Funds
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

or by overnight courier service to:

                                 Veracity Funds
                        c/o Ultimus Fund Solutions, LLC
                         225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, take the following steps:

     1.   Call 1-866-896-9292 to inform us that a wire is being sent.

     2.   Obtain an account number from the Transfer Agent.

     3. Fill out, fax (513-587-3438), then mail the Account Application to the Transfer Agent.

     4.   Ask your bank to wire funds to the account of:

               U.S. Bank, N.A.
               ABA # 042000013
               For Credit to Veracity Funds
               Acct. # 130100789267
               For  further  credit  to  [insert  Shareholder  Name and  Account
               Number]
               [Insert taxpayer identification number for new accounts]

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, call the Transfer Agent at 1-866-896-9292 and ask your bank to wire funds using the instructions listed above. Be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and submit an original Account Application with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

AUTOMATIC INVESTMENT PLAN
You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other account for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan section of the Account Application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty days beforehand if it does so. For more information, call the Transfer Agent at 1-866-896-9292 .

THE DIFFERENT CLASSES OF SHARES
Class R Shares and Class I Shares, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. This section describes the costs associated with investing in the two classes and explains the eligibility requirements for investing in Class R and Class I shares.

Class R shares are subject to a  distribution  (12b-1) fee of up to the annual rate of 0.25% of the Fund's average daily net assets allocable to Class R shares (see "Distribution Fees" below). Class R shares require a $25,000 initial investment. Class R shares are sold through various financial services organizations, including some organizations that may charge the Fund and/or the Advisor an asset based fee.

Class I shares are not subject to a distribution (12b-1) fee. To qualify to purchase Class I shares, you must make an initial investment of at least $250,000. In addition, Class I shares are only available for purchase directly from the Transfer Agent or through a financial services organization that does not charge an asset based fee to the Fund or the Advisor.

MISCELLANEOUS  PURCHASE  INFORMATION
The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer or check drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day. The securities broker must send to the Transfer Agent funds in the amount of the purchase price within three business days of the order. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order, but only if such broker or designee receives the order by 4:00 p.m. Eastern time on the same day. Customer orders received in such manner will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee. Customer orders received after 4:00 p.m. Eastern time will be processed on the next business day.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS, WHICH INCLUDES MUTUAL FUNDS, TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. ACCORDINGLY, WHEN YOU OPEN AN ACCOUNT WITH THE FUND, WE WILL ASK FOR YOUR NAME, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK FOR OTHER IDENTIFYING DOCUMENTS OR INFORMATION. IF YOU FAIL TO PROVIDE US WITH REQUESTED INFORMATION, WE MAY BE UNABLE TO OPEN YOUR ACCOUNT, OR MAY HAVE TO CLOSE YOUR RECENTLY OPENED ACCOUNT, OR RESTRICT ACTIVITY IN YOUR ACCOUNT UNTIL THE REQUESTED INFORMATION IS PROVIDED.

DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for Class R shares, pursuant to which the Fund pays the Advisor a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund's average daily net assets allocable to Class R shares. The Advisor may, in turn, pay such fees to third parties for eligible services provided by those parties to Class R shareholders.

The Board adopted the 12b-1 Plan so that the Fund would have available sufficient resources to pay third parties who provide eligible services to the Fund's Class R shareholders.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Should the Fund ever terminate the 12b-1 Plan, the resulting decrease in overall expenses borne by the Fund's Class R shareholders would make it more likely that the Advisor would be able to recover fee reductions and/or expense reimbursements under its Expense Recapture Agreement (see "Who Manages the Fund--The Investment Management Agreement" above).

FREQUENT TRADING POLICIES
Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach which in itself could lead to inconsistent application of the Fund's frequent trading policies.

In its efforts to curb frequent trading in the Fund, the Fund's Board of Trustees has taken the following actions:

1) Reserving the right of the Fund to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed by financial intermediaries; and

2) Imposing a 2% redemption fee on redemptions that occur within 30 days of the share purchase. The redemption fee will be used by the Fund to defray the expenses associated with the redemption.

The Fund does not accommodate frequent purchases or redemptions of Fund shares.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market-timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent-trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOW TO SELL (REDEEM) YOUR SHARES
You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail or by telephone.

BY MAIL
Redemption  requests should be mailed via U.S. mail to:

                                 Veracity Funds
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

or by overnight courier service to:

                                 Veracity Funds
                        c/o Ultimus Fund Solutions, LLC
                         225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order." "Good Order" means that the request must include:

     1.   Your account number;

     2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

     3. The signatures of all account owners exactly as they are registered on the account;

     4.   Any required signature guarantees; and

     5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

BY TELEPHONE
You may redeem shares having a value of $25,000 or less by calling the Transfer Agent at 1-866-896-9292. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Fund or the Transfer Agent within 30 days prior to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days from the date of purchase, whichever comes first.

BY WIRE
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $15) for outgoing wires.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 30 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through certain retirement plans or in the case of redemptions resulting from institutional rebalancing programs and/or asset allocation programs that have been pre-approved by the Fund's Advisor. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Fund may require documentation in connection with these waivers.


In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that the imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.

SIGNATURE GUARANTEES
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     (i)  if you change the ownership on your account;

     (ii) when you want the redemption proceeds sent to a different address than is registered on the account;

     (iii)if the proceeds are to be made payable to someone other than the account's owner(s);

     (iv) any redemption transmitted by federal wire transfer to an account other than your pre-designated bank account; and

     (v) if a change of address request has been received by the Fund or Transfer Agent within 30 days prior to the request for redemption.

In addition, signature guarantees are required if the shares to be redeemed over any 30-day period have a value of more than $25,000. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order."

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Signature guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

OTHER INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS AND TAXES
Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of net investment income and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of net investment income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and capital gains that it distributes to its shareholders. The Fund intends to distribute its net investment income and capital gains in such a way that it will not be subject to
a  federal   excise  tax  on  certain   undistributed   amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

GENERAL  INFORMATION
The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports, other communications to investors, or advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate indices.

According to the laws of Delaware under which the Trust is organized and the Trust's Declaration of Trust and Bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove trustees. The Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act.

The Board of Trustees of the Trust has approved a Code of Ethics for the Fund and the Advisor. The Trust's principal underwriter has also adopted a Code of Ethics which governs its activities. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. The Trust has filed copies of each Code of Ethics with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL  HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of the Fund. The total returns in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund's independent registered public accounting firm, Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Per share data for a share outstanding throughout the period:


CLASS R
-------
                                                         YEAR           PERIOD
                                                         ENDED           ENDED
                                                      FEBRUARY 28,    FEBRUARY 28,
                                                          2006          2005(a)
                                                      ------------    ------------
  Net asset value at beginning of period ...........  $      22.99    $      20.00
                                                      ------------    ------------

  Income (loss) from investment operations:
    Net investment loss ............................         (0.02)          (0.04)
    Net realized and unrealized gains on investments          3.84            3.03
                                                      ------------    ------------
  Total from investment operations .................          3.82            2.99
                                                      ------------    ------------
  Less distributions:
    From net realized gains on investments .........         (0.80)           --
                                                      ------------    ------------
  Proceeds from redemption fees collected ..........          0.00(b)         0.00(b)
                                                      ------------    ------------
  Net asset value at end of period .................  $      26.01    $      22.99
                                                      ============    ============

RATIOS AND SUPPLEMENTAL DATA:

  Total return(c) ..................................         16.98%          14.95%(d)
                                                      ============    ============

  Net assets at end of period (000's) ..............  $     44,708    $     15,887
                                                      ============    ============

  Ratio of net expenses to average net assets(e) ..           1.49%           1.49%(f)

  Ratio of net investment loss to average net assets         (0.13%)         (0.33%)(f)

  Portfolio turnover rate ..........................           140%            187%(f)


(a) Represents the period from the commencement of operations (March 30, 2004) through February 28, 2005.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent fee waivers and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.82% and 2.08%(f) for the periods ended February 28, 2006 and 2005, respectively.

(f)  Annualized.

Per share data for a share outstanding throughout the period:

CLASS I
-------
                                                                PERIOD
                                                                 ENDED
                                                              FEBRUARY 28,
                                                                 2006(a)
                                                              ------------

  Net asset value at beginning of period ...................  $      23.42
                                                              ------------

  Income from investment operations:
    Net investment income ..................................          0.02
    Net realized and unrealized gains on investments .......          3.42
                                                              ------------
  Total from investment operations .........................          3.44
                                                              ------------

  Less distributions:
    From net investment income .............................         (0.02)
    From net realized gains on investments .................         (0.80)
                                                              ------------
  Total distributions ......................................         (0.82)
                                                              ------------

  Net asset value at end of period .........................  $      26.04
                                                              ============

RATIOS AND SUPPLEMENTAL DATA:

  Total return (b) .........................................         15.03%(c)
                                                              ============

  Net assets at end of period (000's) ......................  $     29,328
                                                              ============

  Ratio of net expenses to average net assets (d) ..........          1.25%(e)

  Ratio of net investment income to average net assets .....          0.12%(e)

  Portfolio turnover rate ..................................           140%


(a) Represents the period from the commencement of operations (July 7, 2005) through February 28, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent fee waivers and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.58%(e) for the period ended February 28, 2006.

(e)  Annualized.

--------------------------------------------------------------------------------
PRIVACY POLICY
================================================================================
Your personal privacy is important. At Veracity Funds, including our subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your
relationship   with  us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

                             INFORMATION COLLECTION

We may collect "non-public personal information" about you from the following sources:

     o Information we receive from you on Account Applications and other account forms you provide to us;

     o Information about your transactions with us, our affiliates, and other entities;

     o Information we receive from third parties, such as credit bureaus, the IRS, and others.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

                           INFORMATION USE & SHARING
                               WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates' experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to "non-affiliated third parties" in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to maintain the privacy of that information. Those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

                               SECURITY STANDARDS

Access to customer information is authorized for business purposes only and only for our employees who need to know such information. We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

                                    ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-866-896-9292. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at Veracity Funds, c/o Ultimus Fund Solutions, LLC., P.O. Box 46707, Cincinnati, OH 45246-0707.
--------------------------------------------------------------------------------

                        [Page Left Intentionally Blank]

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

o    ANNUAL AND SEMIANNUAL REPORTS

The Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

o    STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

To obtain free copies of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                 1-866-896-9292

A copy of your requested document(s) will be sent to you within three business days after we receive your request.


The Fund currently does not have a website. It is anticipated that the Fund will develop a website, which will include downloadable copies of the Fund's SAI and annual and semiannual reports.


Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, know as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act File No.:  811-21483

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 2006

                                 VERACITY FUNDS

This Statement of Additional Information is not a prospectus. It is intended to supplement and should be read in conjunction with the Prospectus of the Veracity Small Cap Value Fund (the Prospectus), dated July 1, 2006. You may obtain a copy of the Prospectus, free of charge, by writing to Veracity Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling the Trust at 1-866-896-9292.


                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
The Fund's Investment Policies, Objectives and Securities                     2
--------------------------------------------------------------------------------
Fundamental & Non-Fundamental Investment Restrictions                         6
--------------------------------------------------------------------------------
Additional Information About the Investment Advisory Agreement                7
--------------------------------------------------------------------------------
Distribution Plan                                                            10
--------------------------------------------------------------------------------
Information About the Trustees and Officers of the Trust                     10
--------------------------------------------------------------------------------
Principal Security Holders                                                   14
--------------------------------------------------------------------------------
Information About Performance Calculations                                   15
--------------------------------------------------------------------------------
Additional Information About Purchasing and Redeeming Shares                 17
--------------------------------------------------------------------------------
Additional Tax Information                                                   18
--------------------------------------------------------------------------------
Information About Portfolio Transactions                                     20
--------------------------------------------------------------------------------
Disclosure of Portfolio Holdings                                             21
--------------------------------------------------------------------------------
Information About the Trust's Custodian                                      23
--------------------------------------------------------------------------------
Information About the Trust's Transfer Agent and Administrator               23
--------------------------------------------------------------------------------
Information About the Trust's Principal Underwriter                          24
--------------------------------------------------------------------------------
Information About the Trust's Independent Registered Public Accounting Firm  24
--------------------------------------------------------------------------------
Other Fund Costs                                                             24
--------------------------------------------------------------------------------
General Information                                                          24
--------------------------------------------------------------------------------
Financial Statements                                                         27
--------------------------------------------------------------------------------
Appendix A: Proxy Voting Guidelines Summary                                  28
--------------------------------------------------------------------------------

                         THE FUND'S INVESTMENT POLICIES,
                            OBJECTIVES AND SECURITIES

The Fund's investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the Prospectus. This section provides information concerning the Fund's investment policies and strategies that are not a part of the Fund's principal investment strategies, but may be employed from time to time to help enhance the overall return of the Fund. This section also describes securities in which the Fund may invest but which are not part of the Fund's principal investment strategies.

The Fund is a diversified Fund, meaning that at least 75% of the Fund's total assets will normally be invested in qualifying securities. Qualifying securities include cash and cash equivalents, other mutual funds, securities backed by the full faith and credit of the United States Government, and any other type of security that, at the time of purchase, comprised not more than 5% of the Fund's total assets. Normally, the Fund will invest at least 80% of its net assets in common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund may change this policy at any time upon 60 days prior written notice to all shareholders. The Fund may also invest in the securities listed below to a limited extent.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 20% of its net assets in REITS.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in the common stocks of foreign issuers including, but not limited to, foreign securities in the form of American Depository Receipts (ADRs). Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company because foreign companies may not be subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred shares are generally payable at the discretion of the issuer's board of Trustees. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. U.S. Government securities include direct obligations of the U.S.
Government and obligations issued by U.S. Government agencies and instrumentalities. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor's or any similar rating by any national credit rating service. However, this section will not apply to investments made pursuant to the Fund's policy on Special Situations under which the Fund may invest in corporate obligations without regard to credit rating, current yield, or public registration.

All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

MUTUAL FUNDS. Subject to restrictions set forth in Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest in securities issued by other registered investment companies. This means that the Fund and its affiliated persons may not own in the aggregate more than 3% of the total outstanding shares of another investment company. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (Repos) with broker-dealers, banks, and other financial institutions, provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.

CASH RESERVES. The Fund may hold a significant portion of its net assets in cash or cash equivalents, either to maintain liquidity or for temporary defensive purposes. The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. Government debt instruments, money market funds, and repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Advisor determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.

Restricted and illiquid securities are valued in such good faith manner as the Trust's Board of Trustees deems appropriate to reflect the fair market value of such securities.

SPECIAL SITUATIONS. The Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment. In the unlikely event that the Fund invested in such manner, Fund shareholders would incur a duplication of fees which would negatively impact the Fund's returns.

OPTIONS. The Fund may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are: (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Fund will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Fund will not invest more than 10% of its total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Fund may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Fund may only write (sell) "covered" options.

FUTURES CONTRACTS AND RELATED OPTIONS. To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible investments in futures contracts are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

The Fund may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Fund's total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

PORTFOLIO TURNOVER. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. The Fund's principal investment strategies typically do not generate high turnover rates, and the Fund anticipates that its portfolio turnover rate normally will not exceed 200%. However, there can be no assurance that the Fund will not exceed this rate, and the Fund's portfolio turnover rate will vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.


Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. The Fund's annualized portfolio turnover rates for the fiscal periods ended February 28, 2006 and 2005 were 140% and 187%, respectively.


INITIAL PUBLIC OFFERINGS ("IPOs") - The Fund may invest not more than 10% of its total assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it must subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories, and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

                          FUNDAMENTAL & NON-FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The following investment restrictions apply to the Fund. The Fund will not:

1) acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.
2) invest 25% or more of its total assets in a single industry or group of related industries.
3) borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing.
4)   underwrite the distribution of securities of other issuers.
5) invest in companies for the purpose of management or the exercise of control.
6) lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securitiesa).
7)   issue senior securities.b
8) invest in oil, gas, or other mineral exploration or development programs; although the Fund may invest in marketable securities of companies engaged in oil, gas, or mineral exploration.
9) purchase or sell real estate, real estate loans, or real estate limited partnerships; although the Fund may invest in marketable securities of companies that invest in real estate or interests in real estate.
10)  invest in commodities or commodities futures or options contracts.
11) as to 75% of its total assets, purchase the securities of an issuer if as a result, more than 5% of the value of the Fund's assets (valued at time of purchase) would be invested in the securities of that issuer (securities backed by the full faith and credit of the U.S. Government and mutual funds are exempt from this requirement).

     (a) The Fund has no present intention of lending its portfolio securities, but may choose to do so in the future. If the Fund took such action, the Board would adopt procedures and policies designed to protect the Fund from loss, and in any event, no more than 1/3rd of the Fund's assets could be lent at any time, and any such lending would have to be done pursuant to a fully collateralized and segregated funds arrangement.
     (b) The issuance of "senior securities" would include any action by the Fund which resulted in a situation where a claimant against the Fund would have priority over the Fund's shareholders. Examples of such items would include, without limitation, the issuance of preferred stock or the incurring of debt obligations carrying superior asset liens. Reverse Repurchase Agreements would also be considered as senior securities unless an agreement to treat them otherwise was first entered into by the parties and be done pursuant to a fully collateralized and segregated funds arrangement.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval. The Fund may not:

1)   Make margin purchases.
2) Invest more than 15% of its net assets (valued at time of investment) in securities that are illiquid, restricted or otherwise not readily marketable.
3)   Acquire  securities of other  investment  companies  except as permitted by
     Section 12(d)(1)(F) of the 1940 Act. This means that the Fund and its affiliated persons may not own in the aggregate more than 3% of the total outstanding shares of another investment company.
4) Pledge, mortgage, or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets (valued at the time of borrowing).


                          ADDITIONAL INFORMATION ABOUT
                        THE INVESTMENT ADVISORY AGREEMENT

Information about the Fund's investment advisor, Integrity Asset Management, LLC (the "Advisor"), 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, is set forth in the Prospectus. This section contains additional information concerning the Advisor and the investment advisory agreement between the Advisor and the Trust.

The Advisor manages the investment portfolio and the general business affairs of the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Advisor furnishes a continuous
investment  program  for  the  Fund;   determines  what  investments  should  be
purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times the Advisor's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Trustees.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.


The Advisory Agreement will remain in force until March 30, 2007 and from year to year thereafter, provided such continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Trustees who are not interested persons of the Fund or the Advisor, and by a majority of the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement may be terminated at any time, without penalty, upon 60 days written notice by:

     (1)  the Advisor; or
     (2) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; or
     (3)  by the Board of Trustees.

For its investment advisory services to the Fund, the Fund pays to the Advisor a fee, computed daily and paid monthly, equal to the annual rate of 1.00% of the average daily net assets of the Fund. During the fiscal year ended February 28, 2006, the Fund accrued advisory fees of $415,203; however, by reason of its commitment described in the next paragraph, the Advisor waived $137,037 of such fees. During the fiscal period ended February 28, 2005, the Fund accrued advisory fees of $86,330, which were waived in their entirety and, in addition, the Advisor reimbursed the Fund for $8,876 of other operating expenses.

The Advisor has agreed to reduce its fees and/or reimburse certain Fund expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) in order for the Fund to maintain a total annual operating expense ratio of not greater than 1.50% for Class R shares and 1.25% for Class I shares. The Advisor may terminate its commitment. The Fund has also entered into an expense recapture agreement with the Advisor wherein the Advisor may recover such fee reductions and expense reimbursements made on the Fund's behalf for a period of not more than three years after the expense was incurred or the fees reduced. The Advisor may only avail itself of this recovery if such recovery would not cause the Fund's total annual operating expense ratio to exceed 1.50% for Class R shares and 1.25% for Class I shares. In all cases, the Advisor may only recapture expenses paid by the Advisor on the Fund's behalf and which the Fund would otherwise be obligated to pay. Expenses incurred and/or fees reduced by the Advisor that are eligible for reimbursement to the Advisor are calculated daily and paid monthly, if funds are available, subject to quarterly Board review and ratification. As of February 28, 2006, the amount available for potential recovery that has been paid and/or waived by the Advisor on behalf of the Fund is $232,792, of which $95,206 expires during the year ended February 28, 2008 and $137,586 expires during the year ended February 28, 2009.


The Advisor may, with the prior written consent of the Board and the approval of the Fund's shareholders, as required, employ persons or entities to serve as sub-advisors to the Fund. The Advisor and/or such sub-advisors, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The investment activities of such sub-advisors, if any, as such services relate to the Fund, will at all times be subject to the general supervision and control of the Advisor. The Advisor will provide, through its own efforts itself and/or through the medium of its previously approved sub-advisor(s), the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as such are set forth in the Prospectus from time to time. The Advisor further agrees that it:

(a) will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under the Advisory Agreement in accordance with the regulations of any other federal and state agencies which may now or in the future have jurisdiction over its activities;

(b) will monitor the investment activities of any sub-advisor which it employs to insure that such sub-advisor conducts its activities with respect to the Fund in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the Fund;

(c) will place orders, or monitor the placement of orders by sub-advisors, pursuant to good faith investment determinations for the Fund either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-advisor(s) under the supervision of the Advisor, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor, or the Advisor's duly authorized sub-advisor(s), believes two or more brokers or dealers are comparable in price and execution, the Advisor, or the Advisor's duly authorized sub-advisor(s), may prefer: (1) brokers and dealers who provide the Fund with research advice and other services, (2) brokers who are affiliated with the Trust, the Advisor or the sub-advisor(s); provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any sub-advisor in principal transactions, and (3) brokers and dealers that promote or sell the Fund's shares so long as such placements are made pursuant to directed brokerage policies approved by the Board of Trustees designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts; and

(d) will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

     THE FUND'S MANAGERS

     OTHER ACCOUNTS MANAGED

     The Fund Managers also may be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account. As indicated by the following table the Advisor uses a team approach in managing client accounts. The three Fund Managers along with two other portfolio managers are responsible for managing the Advisor's forty-nine non-mutual fund client accounts, totaling $1.6 billion in assets.


     Other Accounts Managed (as of February 28, 2006)

----------------------------------------------------------------------------------------------------------------------------------


                                                              TOTAL                       NUMBER OF ACCOUNTS    TOTAL ASSETS OF
         NAME OF                                            NUMBER OF   TOTAL ASSETS OF     MANAGED WITH       ACCOUNTS MANAGED
      FUND MANAGERS          TYPE OF ACCOUNTS               ACCOUNTS       ACCOUNTS       ADVISORY FEE BASED   WITH ADVISORY FEE
                                                             MANAGED        MANAGED         ON PERFORMANCE    BASED ON PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Daniel G. Bandi, CFA     Registered Investment Companies:      0            $ 0                   0                   $ 0
                         Other Pooled Investment Vehicles:     0            $ 0                   0                   $ 0
                         Other Accounts:                      49        $ 1.6 billion             0                   $ 0
----------------------------------------------------------------------------------------------------------------------------------
Adam I. Friedman         Registered Investment Companies:      0            $ 0                   0                   $ 0
                         Other Pooled Investment Vehicles:     0            $ 0                   0                   $ 0
                         Other Accounts:                      49        $ 1.6 billion             0                   $ 0
----------------------------------------------------------------------------------------------------------------------------------
Daniel J. DeMonica, CFA  Registered Investment Companies:      0            $ 0                   0                   $ 0
                         Other Pooled Investment Vehicles:     0            $ 0                   0                   $ 0
                         Other Accounts:                      49        $ 1.6 billion             0                   $ 0
----------------------------------------------------------------------------------------------------------------------------------


     POTENTIAL CONFLICTS OF INTEREST

     The Advisor does not believe any material conflicts of interest exist as a result of the Fund Managers managing the Fund and managing the other accounts noted above. The investment strategies of the Fund and the other accounts managed by the Fund Managers do not materially conflict in any way. The other accounts either follow an investment strategy very similar to the Fund's or invest in securities that the Fund would not typically invest in.

     There will be times when the Advisor may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it is the policy of the Advisor to allocate purchases and sales among the Fund and its other clients on a pro-rata basis or if necessary, in another manner which the Advisor deems equitable. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     COMPENSATION

     All of the Fund Managers receive an industry competitive base salary from the Advisor. In addition, each of the Fund Managers is eligible for bonus compensation which is based upon the attainment of a combination of personal, team, and firm goals. Finally, the Fund Managers are shareholders of the Advisor and participate in the Advisor's profit sharing plan.


     DISCLOSURE OF SECURITIES OWNERSHIP

     The following table indicates the dollar range of securities of the Fund beneficially owned by the Fund Managers as of February 28, 2006, the Fund's most recent fiscal year-end:

-----------------------------------------------------------------------------------------------------------------
                NAME OF                                                              DOLLAR VALUE OF FUND SHARES
             FUND MANAGERS               FUND SHARES BENEFICIALLY OWNED                 BENEFICIALLY OWNED
-----------------------------------------------------------------------------------------------------------------
Daniel G. Bandi, CFA                     Veracity Small Cap Value Fund                   $50,001--$100,000
-----------------------------------------------------------------------------------------------------------------
Adam I. Friedman                         Veracity Small Cap Value Fund                   $50,001--$100,000
-----------------------------------------------------------------------------------------------------------------
Daniel J. DeMonica, CFA                  Veracity Small Cap Value Fund                         None
-----------------------------------------------------------------------------------------------------------------

                                DISTRIBUTION PLAN

As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to Class R shares of the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution and promotion of its Class R shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund or the Advisor. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class R shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended February 28, 2006, the Fund, on behalf of Class R shares, paid the Advisor $70,802 under the Plan. The Advisor, in turn, used the payments received under the Plan to compensate the Fund's principal underwriter and other third parties for their services to the Fund's Class R shareholders.


The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Class R shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the continuance of the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class R shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of their affiliation with the Advisor, Matthew G. Bevin, Daniel G. Bandi and William H. McNett, III may be deemed to have a financial interest in the operation of the Plan.


                         INFORMATION ABOUT THE TRUSTEES
                            AND OFFICERS OF THE TRUST

The Board of Trustees has overall responsibility for conduct of the Trust's affairs. The Trustees serve during the lifetime of the Trust and its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The Trustees and executive officers of the Trust are listed below.

--------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF   DIRECTORSHIPS OF
                         POSITION(S)  TERM OF OFFICE                                                 FUNDS          PUBLIC
NAME, AGE AND             HELD WITH    AND LENGTH OF          PRINCIPAL OCCUPATION(S)              OVERSEEN        COMPANIES
ADDRESS                   THE TRUST    TIME SERVED             DURING PAST 5 YEARS                    BY       HELD BY TRUSTEE
                                                                                                   TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
MATTHEW G. BEVIN*        Trustee and  Indefinite term  Chief Executive Officer and Principal,          1             None
                          President                    Integrity Asset Management, LLC,
401 West Main Street                  Since            investment advisor to the Trust, since
Suite 2100                            December 2003    June, 2003.  Director of Institutional
Louisville, KY 40202                                   Product Management, INVESCO
                                                       National Asset Management from 2001
Age:  39                                               to 2003; Director of Marketing &
                                                       Principal, National Asset Management
                                                       from 1999 to 2001.
                                                       B.A. degree from Washington & Lee
                                                       University (1989)
--------------------------------------------------------------------------------------------------------------------------------

WILLIAM H. MCNETT,       Trustee and  Indefinite term  Senior Portfolio Manager, Integrity Asset       1             None
III, CFA*                   Vice                       Management, LLC since June, 2003.
                          President   Since            Partner, Director of Client Services,
401 West Main Street                  March 2004       Turner Investment Partners, Inc. from
Suite 2100                                             January, 1999 to June, 2003.
Louisville, KY 40202                                   B.A. in accounting from Bloomsburg
                                                       University, Bloomsburg, PA in 1982.
Age:  46                                               Chartered Financial Analyst
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF   DIRECTORSHIPS OF
                         POSITION(S)  TERM OF OFFICE                                                 FUNDS          PUBLIC
NAME, AGE AND             HELD WITH    AND LENGTH OF          PRINCIPAL OCCUPATION(S)              OVERSEEN        COMPANIES
ADDRESS                   THE TRUST    TIME SERVED             DURING PAST 5 YEARS                    BY       HELD BY TRUSTEE
                                                                                                   TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

JUNE B. DEBATIN            Trustee    Indefinite term  Principal and co-founder of Ashdon              1             None
                                                       Investment Analysis & Research LLC, a
850 Hilltop Road                      Since            research consulting firm, since October,
Shelbyville, TN 37160                 March 2004       2001.  Previously Senior Vice President,
                                                       LCG Associates, Inc., an institutional
Age:  65                                               investment consulting firm, from
                                                       September, 1993 to October,  2001.  Ms.
                                                       Debatin has served in increasingly
                                                       responsible positions in the financial
                                                       industry since 1968.
--------------------------------------------------------------------------------------------------------------------------------

DAVID L. EAGER             Trustee    Indefinite term  Management Consultant with Eager,               1       Caldwell & Orkin
                                                       Davis & Holmes, LLC since December,                       Funds, Inc.
25 Stone Bridge Road                  Since            2002.  Previously Director of Marketing                   (registered
Louisville, KY 40207                  March 2004       and Product Development, Driehaus                         management
                                                       Capital Management, from August, 2000                     investment
Age:  63                                               to November, 2002.                                         company)
                                                       B.A. in economics from The Ohio State
                                                       University, 1964.  MBA from Western
                                                       Michigan University, 1974



--------------------------------------------------------------------------------------------------------------------------------
                                                                11

--------------------------------------------------------------------------------------------------------------------------------

MICHAEL J.                 Trustee    Indefinite term  Treasurer, The Cleveland Clinic                 1             None
MINNAUGH                                               Foundation, a non-profit foundation,
                                                       since October, 2002.
9500 Euclid Avenue                    Since            B.S./B.A. degree, John Carroll
Cleveland, OH 44195                   March 2004       University, 1982. Certified Public
                                                       Accountant, Ohio, 1984 (inactive)
Age:  46
--------------------------------------------------------------------------------------------------------------------------------

DARLENE V. PINNOCK         Trustee    Indefinite term  Director of Investments for the National        1             None
                                                       Geographic Society, a non-profit science
1145 17th Street  NW                  Since            and educational organization, since
Washington, D.C. 20036                March 2004       November, 1997.  B.S. degree from Drexel
                                                       University, Philadelphia, PA, 1982.  MBA
Age:  45                                               from Howard University, Washington, D.C.,
                                                       1991.
--------------------------------------------------------------------------------------------------------------------------------

                           EXECUTIVE OFFICERS (NOT INCLUDED IN TABLE ABOVE)
-------------------------------------------------------------------------------------------------------

                             POSITION(S)
NAME, AGE AND ADDRESS         HELD WITH        LENGTH OF               PRINCIPAL OCCUPATION(S)
                              THE TRUST       TIME SERVED                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
MARK J. SEGER                 Treasurer    Since               Managing Director of Ultimus Fund
                                           March 2004          Solutions, LLC, transfer agent, fund
225 Pictoria Drive                                             accountant and administrator to the
Suite 450                                                      Trust; Managing Director of Ultimus
Cincinnati, OH 45246                                           Fund Distributors, LLC, principal
                                                               underwriter to the Trust.
Age:  44
-------------------------------------------------------------------------------------------------------

JOHN F. SPLAIN                Secretary    Since               Managing Director of Ultimus Fund
                                           March 2004          Solutions, LLC, transfer agent, fund
225 Pictoria Drive                                             accountant and administrator to the
Suite 450                                                      Trust; Managing Director of Ultimus
Cincinnati, OH 45246                                           Fund Distributors, LLC, principal
                                                               underwriter to the Trust.
Age:  49
-------------------------------------------------------------------------------------------------------

DANIEL G. BANDI                  Vice      Since               Chief Investment Officer, Value Equities
                               President   March 2004          and Principal, Integrity Asset
401 West Main Street                                           Management, LLC since June, 2003.
Suite 2100                                                     Senior Vice President, Managing
Louisville, KY  40202                                          Director and Portfolio Manager,
                                                               National City, from May, 1988 to June,
Age:  41                                                       2003.  B.A. Economics University of
                                                               Pittsburgh, 1987 .  MBA East Texas
                                                               State University, 1990.  Chartered
                                                               Financial Analyst, 1994
-------------------------------------------------------------------------------------------------------

ROBERT G. DORSEY                 Vice      Since               Managing Director of Ultimus Fund
                               President   March 2004          Solutions, LLC, transfer agent, fund
225 Pictoria Drive                                             accountant and administrator to the
Suite 450                                                      Trust; Managing Director of Ultimus
Cincinnati, OH 45246                                           Fund Distributors, LLC, principal
                                                               underwriter to the Trust.
Age:  49
-------------------------------------------------------------------------------------------------------

* Mr. Bevin and Mr. McNett are considered "Interested" Trustees of the Trust because of their affiliation with the Trust's investment advisor, Integrity Asset Management, LLC.

BOARD COMMITTEES
----------------

The Board has an Audit Committee that is composed of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Fund's independent auditor to the Trust; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust's senior executives, the effectiveness of the Trust's internal financial controls; reviewing, in consultation with the Fund's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund's financial statements; and other audit related matters. June B. Debatin, David L. Eager, Michael J. Minnaugh and Darlene V. Pinnock serve as members of the Audit Committee. The Audit Committee met twice during the fiscal year ended February 28, 2006.


The Board has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees. The Trust does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule l4a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees.

COMPENSATION
------------

No director, officer or employee of the Advisor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Fund an annual retainer of $500, payable quarterly. The Independent Trustees receive $1,200 for each telephone meeting attended and $1,700 for each meeting attended in person. The Audit Committee Chairman receives an additional $1,000 annually. The Independent Trustees also receive reimbursement for travel and other expenses incurred in attending meetings. The following table provides the amount of compensation paid by the Fund during the fiscal year ended February 28, 2006 to each of the Trustees:

                                                                                         Total
                               Aggregate         Pension or                           Compensation
                           Compensation Paid     Retirement        Estimated        Paid for Service
Trustee                    for Service to the     Benefits      Annual Benefits     to the Fund and
                                 Fund             Accrued       Upon Retirement      Fund Complex
------------------------------------------------------------------------------------------------------
June B. Debatin                 $2,775              None             None               $2,775

David L. Eager                  $3,975              None             None               $3,975

Michael J. Minnaugh             $4,725              None             None               $4,725

Darlene V. Pinnock              $3,975              None             None               $3,975

TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

--------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                        DOLLAR RANGE OF FUND SHARES     SHARES OF ALL FUNDS
NAME OF TRUSTEE            OWNED BY THE TRUSTEE         OVERSEEN BY TRUSTEE

--------------------------------------------------------------------------------
Matthew G. Bevin           $50,001--$100,000            $50,001--$100,000
--------------------------------------------------------------------------------
June B. Debatin               $1--$10,000                  $1--$10,000
--------------------------------------------------------------------------------
David L. Eager              $10,001--$50,000            $10,001--$50,000
--------------------------------------------------------------------------------
William H. McNett, III            None                        None
--------------------------------------------------------------------------------
Michael J. Minnaugh           $1--$10,000                 $1--$10,000
--------------------------------------------------------------------------------
Darlene V. Pinnock            $1--$10,000                 $1--$10,000
--------------------------------------------------------------------------------


                           PRINCIPAL SECURITY HOLDERS

As of May 31, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 38.73% of the outstanding shares of Class R shares of the Fund. These shares are held for the benefit of the customers of Charles Schwab & Co., Inc. The following additional accounts owned of record 5% or more of the shares of the Fund, or a class of shares of the Fund, as of May 31, 2006:

CLASS R SHARES

The Trust Company of Oxford               21.80% of outstanding Class R shares
P.O. Box 40856
Indianapolis, Indiana 46240

Whitelaw & Company                        14.01% of outstanding Class R shares
c/o National City Bank
Cleveland, Ohio 44101

Wilmington Trust Company, Trustee FBO     11.82% of outstanding Class R shares
Legacy Health Systems Tax Deferred Plan
Wilmington, Delaware 19890

National Financial Services LLC           5.25% of outstanding Class R shares
For Exclusive Benefit of Customers
One World Financial Center
New York, New York 10281

CLASS I SHARES

US Bank                                   5.50% of outstanding Class I shares
FBO Edward R. Hall Share A Trust
P.O. Box 1787
Milwaukee, Wisconsin 53201

Saxon & Co.                               6.60% of outstanding Class I shares
P.O. Box 7780-1888
Philadelphia, Pennsylvania 19182

Wendel & Co.                              7.29% of outstanding Class I shares
c/o Bank of New York
Brooklyn, New York 11217

Union Bank Trust                          10.40% of outstanding Class I shares
FBO Clark College
P.O. Box 85484
San Diego, California 92186

Union Bank Trust                          5.50% of outstanding Class I shares
FBO Signatory Employers
P.O. Box 85484
San Diego, California 92186

Patterson & Co.                           11.46% of outstanding Class I shares
FBO Portfolio Strategies
1525 West Harris Boulevard
Charlotte, North Carolina 28288

Cleveland Botanical Gardens               6.11% of outstanding Class I shares
National City Bank, Trustee
P.O. Box 94984
Cleveland, Ohio 44101

SEI Private Trust Company                 16.73% of outstanding Class I shares
FBO Irwin Union Bank
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Wachovia Bank                             7.78% of outstanding Class I shares
1525 West Harris Boulevard
Charlotte, North Carolina 28288

As of May 31, 2006, the Trust's Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund.


                                INFORMATION ABOUT
                            PERFORMANCE CALCULATIONS

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending  redeemable   value of a  hypothetical  $1,000  payment made at the
      beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Fund may also quote average  annual total return over the specified  periods
(i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the average annual total returns of Class R shares for periods ended February 28, 2006:

                                                        Since Inception
                                          One Year     (March 30, 2004)
                                          --------     ----------------
Return Before Taxes                        16.98%           16.70%
Return After Taxes on Distributions        15.94%           16.16%
Return After Taxes on Distributions
  and Sale of Fund Shares                  11.25%           14.04%

The performance of Class R and Class I shares will differ primarily due to different inception dates and ongoing expenses.

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund's Class R shares as calculated in this manner for the period since inception (March 30, 2004) to February 28, 2006 is 34.47%. The cumulative return of the Fund's Class I shares as calculated in this manner for the period since inception (July 7, 2005) to February 28, 2006 is 15.03%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above. The performance quotations described above are based on historical earnings and are not intended to indicate future performance.


The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                         Yield = 2 [(A - B/CD + 1)6 - 1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; and D equals the maximum offering price per share on the last day of the period.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.


                          ADDITIONAL INFORMATION ABOUT
                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value ("NAV"). The Fund's NAV is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on a national security exchange are valued at the closing sales price on its primary exchange. Securities which are quoted by the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Securities lacking a closing price or NASDAQ Official Closing Price are valued at their last bid price. Securities for which quotations are not available (and any other assets) are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Fund is open for business on each day that the NYSE is open. The Fund's share price or NAV is normally determined as of 4:00 p.m., Eastern time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

The Fund offers two classes of shares, Class R and Class I. The Prospectus contains detailed information regarding the eligibility requirements for each class of shares. If you have any questions regarding your eligibility, please call the Fund's Transfer Agent, Ultimus Fund Solutions, LLC, at 1-866-896-9292.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's NAV is determined. If the recipient sold such securities, brokerage charges would be incurred.

                           ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.

To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local and foreign taxes on an investment in the Fund.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligations with respect to their investment in shares of the Fund.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                                INFORMATION ABOUT
                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Advisor. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer.

The Advisor may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Advisor normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Advisor may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisor may feel that better prices are available from non-principal market makers who are paid commissions directly.


During the fiscal periods ended February 28, 2006 and 2005, the total brokerage commissions paid by the Fund were $280,837 and $86,415, respectively. The increase in brokerage commissions paid is primarily attributable to the growth in assets of the Fund.


The Advisor may combine transaction orders placed on behalf of the Fund with orders placed on behalf of another advisory client, including a partnership or private account where principals and employees of the Advisor have an interest, for the purpose of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, then the Advisor allocates the trade among the Fund and its other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Advisor, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Advisor to be fair and reasonable to the Fund and any other accounts involved. Since the Fund's objectives will differ at times from those of other advisory clients, the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients.

The Advisor is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Advisor exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with the Fund. During the fiscal year ended February 28, 2006, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $26,615,542 and $40,244, respectively.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Fund. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RECEIPT OF COMPENSATION OR
       NAME OF RATING OR                                         TIMING OF RELEASE AND               OTHER CONSIDERATION BY THE
     RANKING ORGANIZATION        INFORMATION PROVIDED        CONDITIONS OR RESTRICTIONS ON USE        FUND OR AFFILIATED PARTY
--------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.                CUSIP, description,         Provided monthly, with a 30-day lag.    None
                                 shares/par, market value    No formal conditions or restrictions.
--------------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                     CUSIP, description,         Provided monthly, with a 30-day lag.    None
                                 shares/par                  No formal conditions or restrictions.
                                                             Lipper   represents that it will not
                                                             trade  based on the Fund's portfolio
                                                             information, and it prohibits its
                                                             employees from any such trading.
--------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                   CUSIP, shares/par, market   Provided quarterly, with a 15-day lag.  None
                                 value                       No formal conditions or restrictions.
                                                             Bloomberg represents that it requires
                                                             all employees to sign confidentiality
                                                             agreements acknowledging all
                                                             information received during their
                                                             employment must be used for
                                                             legitimate business purposes only.
--------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.           CUSIP, description,         Provided monthly, with a 30-day lag.    None
                                 shares/par, market value,   No formal conditions or restrictions.
                                 coupon, maturity date, %    S&P represents that its employees
                                 of total net assets         are required to follow a code of
                                                             business conduct that prohibits them
                                                             from using portfolio information for
                                                             anything other than performing their
                                                             job responsibilities.  S&P employees
                                                             must certify annually that they have
                                                             followed this code of business
                                                             conduct.
--------------------------------------------------------------------------------------------------------------------------------
                                                           21

--------------------------------------------------------------------------------------------------------------------------------
Thomson Financial                CUSIP, shares/par, market   Provided quarterly, with a 15-day lag.  None
                                 value, cost basis           No formal conditions or restrictions.
                                                             Thomson Financial represents that it
                                                             requires all employees to sign
                                                             confidentiality agreements
                                                             acknowledging that all information
                                                             received during their employment
                                                             must be used for legitimate business
                                                             purposes only.
--------------------------------------------------------------------------------------------------------------------------------

The Board of Trustees, in consultation with the CCO, has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Advisor or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

          Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

     ----------------------------------------------------------------------------------------------------------------
                                            FREQUENCY OF ACCESS
     TYPE OF SERVICE PROVIDER             TO PORTFOLIO INFORMATION                     RESTRICTIONS ON USE
     ----------------------------------------------------------------------------------------------------------------
     Advisor                              Daily                                     Contractual and Ethical
     ----------------------------------------------------------------------------------------------------------------
     Administrator (fund accountant and   Daily                                     Contractual and Ethical
     transfer agent)
     ----------------------------------------------------------------------------------------------------------------
     Custodian                            Daily                                     Contractual and Ethical
     ----------------------------------------------------------------------------------------------------------------
     Auditor                              During annual audit                       Ethical

     Legal counsel                        Regulatory filings, board meetings, and   Ethical
                                          if a legal issue regarding the portfolio
                                          requires counsel's review
     ----------------------------------------------------------------------------------------------------------------
     Printers                             Twice a year - printing of semi-annual    No formal restrictions in place.
                                          and annual reports                        Printer receives portfolio on or
                                                                                    about time filed with the SEC -
                                                                                    approximately 60 days old by the
                                                                                    time received.
     ----------------------------------------------------------------------------------------------------------------
     Broker/Dealers through which Fund    Daily access to relevant purchase         Contractual and Ethical
     purchases and sells portfolio        and/or sale information.  In addition,
     securities                           broker/dealers are provided, if
                                          requested, a list of the Adviser's small
                                          cap holdings, which would include the
                                          Fund.  This list does not include any
                                          account weighting information, or
                                          amounts, only the security name.
     ----------------------------------------------------------------------------------------------------------------

          The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

     o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Advisor nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies.


                              INFORMATION ABOUT THE
                                TRUST'S CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian of the cash and securities of the Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.


                              INFORMATION ABOUT THE
                    TRUST'S TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (the "Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the supervision of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and
distribution   disbursing  agent,  and  performs  other  shareholder   servicing
functions.

The Transfer Agent also performs certain administrative tasks for the Fund pursuant to its agreement with the Trust. The Transfer Agent supervises all aspects of the operations of the Fund except those reserved by the Advisor under its Advisory Agreement with the Trust. The Transfer Agent is responsible for:

     1)   calculating the Fund's NAV;
     2) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act;
     3) preparing financial statements contained in reports to stockholders of the Fund;
     4)   preparing reports and filings with the SEC; and
     5)   preparing filings with state Blue Sky authorities.

For the performance of these services, the Fund pays the Transfer Agent a monthly fee at the annual rate of .25% of the Fund's average daily net assets up to $25 million, .20% of the next $25 million of such assets, and .15% of such assets in excess of $50 million; provided, however, that the minimum fee is $5,000 per month. Throughout the fiscal period ended February 28, 2005, the Transfer Agent agreed to discount the foregoing fees by 20%. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and costs of external pricing services. For the fiscal periods ended February 28, 2006 and 2005, the Transfer Agent received fees of $95,501 and $44,000, respectively, from the Fund.

                              INFORMATION ABOUT THE
                          TRUST'S PRINCIPAL UNDERWRITER

Ultimus Fund Distributors, LLC (the "Underwriter"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the principal underwriter of the Fund's shares pursuant to a Distribution Agreement with the Trust. The Underwriter is a wholly-owned subsidiary of the Transfer Agent.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party. Pursuant to the Distribution Agreement, the Underwriter facilitates the registration of the Fund's shares under state securities laws and assists in the sale of shares. The Underwriter offers shares of the Fund only upon orders received therefor. The Trust continuously offers shares of the Fund. Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Underwriter and officers of the Trust.


                              INFORMATION ABOUT THE
              TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen McCurdy, Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, Ohio 44145, has been chosen to serve as the Trust's independent registered public accounting firm for the fiscal year ending February 28, 2007.


                                OTHER FUND COSTS

The Fund and/or the Advisor may enter into arrangements to compensate certain Financial Service Organizations for providing recordkeeping, sub-accounting and other shareholder and administrative services, as well as distribution-related services. The Advisor may use the fees it receives from the Fund's Rule 12b-1 Plan for Class R shares to pay for these arrangements. The Advisor may also use other of its assets to help pay for distribution activities on behalf of the Fund. Currently, the Fund has arrangments in place with Charles Schwab & Co., Inc., National Financial Services LLC, Ameritrade, Inc., Lincoln Financial Advisors Company, Mid Atlantic Capital Corp., National City Bank, T. Rowe Price Retirement Plan Services and Vanguard Marketing Corporation pursuant to which an asset-based fee is paid to these organizations for various services provided to investors. These fees generally range from from 0.25% to 0.40% of invested balances.


                               GENERAL INFORMATION

The Trust is an unincorporated business trust organized under Delaware law on December 29, 2003 and operates as an open-end management investment company. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates. The Trust currently offers one series, the Veracity Small Cap Value Fund, which offers two classes of shares, Class R shares and Class I shares.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series and classes of the Trust will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of the series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a Rule 12b-1 plan, or any change in the fundamental investment policy of a series would be effectively acted upon with respect to such series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When issued for payment as described in the Prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable. Shares of the Fund have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the aggregate number of shares of the Trust could elect all of the Trustees.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

OTHER EXPENSES. The Fund is responsible for the payment of its operating expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

SHAREHOLDER MEETINGS. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of a majority of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Trust or by votes cast in person or by proxy at a meeting called for that purpose.

SHAREHOLDER LIABILITY. Under Delaware law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability by expressly exempting shareholders from such liability and by providing indemnification to the full extent allowed under Delaware law. Further, contracts between the Trust and vendors to the Trust contain provisions limiting or exempting shareholders from direct liability.

Accordingly, it is highly unlikely that a shareholder would incur such liability, or that such liability could exceed the shareholder's investment in the Fund.

REPORTING TO  SHAREHOLDERS.  The Trust will send to its  shareholders annual and semi-annual  reports;  the financial  statements  appearing in annual reports for the Fund will be audited by an independent registered public accounting firm. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to the Trust at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or calling toll-free at 1-866-896-9292.

CODES OF ETHICS. The Board of Trustees of the Trust has approved Codes of Ethics (the "Codes") for the Trust, the Advisor and the Underwriter which permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes govern the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. Copies of each Code have been filed with the SEC, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the Codes can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or calling toll-free at 1-866-896-9292.

PRIVACY POLICY. The Board of Trustees of the Trust has approved a privacy policy governing the types of information that may be disclosed about your account and the parties to whom, and the conditions under which, such disclosures may be made. Protecting your personal information is a priority for the Trust and the Trust's privacy policy has been designed to support this objective. The Fund may collect non-public personal information from you in the following ways:

     o From information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and
     o    From information arising from your investment in the Fund.

The Trust utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with various third parties to provide investment advisory, administrative, and other services, and the Fund may disclose information about you or information that you have provided to the Fund to these third parties in connection with their responsibilities to the Fund.

PROXY VOTING PROCEDURES. The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the SEC, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or calling toll-free at 1-866-896-9292. A summary of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-866-896-9292, or on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS

The financial statements of the Fund will be audited at least once each year by its independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of February 28, 2006, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

PROXY VOTING GUIDELINES SUMMARY

The Fund has selected Institutional Shareholder Services ("ISS") to provide guidance in voting its proxies. ISS is a leading provider in proxy voting and corporate governance services. Below is a concise summary of the proxy voting policy guidelines applicable to the Fund:

1.   AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
o    Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o    Length of the rotation period advocated in the proposal
o    Significant audit-related issues

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:
o Insiders and affiliated outsiders on boards that are not at least majority independent
o    Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   SHAREHOLDER RIGHTS

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   PROXY CONTESTS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:
o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o    Historic trading patterns
o    Rationale for the repricing
o    Value-for-value exchange
o    Option vesting
o    Term of the option
o    Exercise price
o    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o    Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o    FOR  proposals  for the company to amend its Equal  Employment  Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

--------------------------------------------------------------------------------


                                 VERACITY FUNDS

                          VERACITY SMALL CAP VALUE FUND









                                  ANNUAL REPORT
                                February 28, 2006














        INVESTMENT ADVISOR                             ADMINISTRATOR
        ------------------                             -------------
  INTEGRITY ASSET MANAGEMENT, LLC               ULTIMUS FUND SOLUTIONS, LLC
  401 West Main Street, Suite 2100                     P.O. Box 46707
     Louisville, Kentucky 40202                 Cincinnati, Ohio 45246-0707
                                                       1-866-896-9292


--------------------------------------------------------------------------------

                         INTEGRITY ASSET MANAGEMENT, LLC


Dear Fellow Shareholder:                                      March 29, 2006

During the 12 month period ended February 28, 2006 the Veracity Small Cap Value Fund's (the "Fund") Class R shares had a total return of 16.98%. By comparison, the Fund's benchmark, the Russell 2000 Value Index, gained 15.62%. The Russell 2000 Index increased 16.59%, the S&P 500 Index was up 8.40% and The Dow Jones Industrial Average picked up 4.51%.

Momentum investing came back in vogue this year, and for the most part, what worked in 2004 carried over into 2005. Nowhere was this more evident than in the Energy sector which was up over 20% in the Russell 2000 Value Index after increasing more than 60% last year. Other strong Sectors during the years were Technology (+26%), Materials (+22%) and Producer Durables (+21%). Consumer-related sectors performed poorly along with the Transports.

The Fund was, on average, equal-weighted to Energy, Materials and Durables, and we were underweighted to Consumer. We were overweighted to Transports, but had almost no exposure to the auto-related industries which brought the sector down. In fact, the transports were the Fund's best performing group, increasing over 39%. Our heavier weights in the rail-related stocks contributed positively to returns. In addition to Transports, stock selection within Financials, Utilities and Materials added to performance. Moreover, moving the portfolio into higher quality companies benefited performance. Some of our Health Care stocks suffered under the weight of rising medical costs and changing reimbursement rules.

We now face yet another year of uncertainty, and one could paint a bleak picture arising from rising rates, an inverted yield curve, high oil prices, high gas prices (natural and for the car), slowing house sales / prices (bubble?) and concerns over inflation. These concerns flow through to worries about the health of the economy. However, the economy is one place where we haven't really seen their impact. This is creating a Catch-22 for the market. Until the economy shows tangible signs of slowing, the fear of higher rates and the inverted yield curve will likely weigh on the market. So, good economic news is bad for the market and bad is good. When the economy shows some signs of slowing, the rate hikes will likely end - but then what?

The peak in the housing market came roughly in June of 2005. Since then, the Federal Funds rate has increased 150bps. Moreover, since the beginning of June, 2005 oil is up over 11%. We think the combination of slower house price appreciation, higher oil prices and higher interest rates will start to take its toll on the economy during the second quarter of this year. This, we believe, will lead the Federal Reserve to halt or at least suspend, its rate hike campaign with Federal Funds ending up at either 4.75% or 5.00%. We also expect the slowdown to be just that. We don't expect a recession. We believe that the economy and earnings will continue to grow, but at a slower pace.

We have been positioning for this in the Fund by:

     1.   Increasing our weight in Savings and Loans
     2.   Increasing our weight in Mortgage REITS
     3.   Maintaining our underweight to the Consumer, especially Retail
     4.   Increasing our weight in Technology

The S&Ls and Mortgage REITS have significant leverage to the end of the Fed interest rate hikes. Typically, their loans lag their funding in repricing. When rates stop going up, they will get to play catch up and their margins should improve.

We think that Retail stocks are currently expensive even if all was well with the Consumer. The headwinds facing the Consumer, however, make the group even less attractive, in our opinion. This is our largest underweight in the portfolio. One group we are exploring is the Homebuilders, where valuations do look attractive relative to fundamentals and especially relative to the Retailers.

While the economy will slow, we believe that corporate capital expenditures will continue to be strong given the current high (albeit peaked) profit margins, solid balance sheets and current low level of expenditures relative to history. Technology companies should be a direct beneficiary of this spending. Furthermore, technology valuations are compelling and do not discount a continued increase in capital expenditures.

We will apply our Prudent Value and Improving Sentiment discipline of buying statistically cheap, undervalued stocks as we execute our plan and we will continue to manage the portfolio in a risk-controlled fashion.

Best wishes,


/s/ Daniel G. Bandi

Daniel G. Bandi
Chief Investment Officer
Value Equities

                         VERACITY SMALL CAP VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in the Veracity Small
              Cap Value Fund (a) and the Russell 2000 Value Index




                               [GRAPHIC OMITTED]



----------------------------------------------
    VERACITY SMALL CAP VALUE FUND
   AVERAGE ANNUAL TOTAL RETURNS (b)
 (for periods ended February 28, 2006)

             1 Year     Since Inception (c)
             ------     -------------------
Class R      16.98%          16.70%

Class I       N/A            15.03% (d)
----------------------------------------------


[GRAPHIC OMITTED]


     VERACITY SMALL CAP VALUE FUND - CLASS R      RUSSELL 2000 VALUE INDEX
     ---------------------------------------      ------------------------
        3/30/2004        $ 10,000                   3/30/2004     $ 10,000
        4/30/2004           9,510                   4/30/2004        9,512
        5/31/2004           9,700                   5/31/2004        9,627
        6/30/2004          10,160                   6/30/2004       10,116
        7/31/2004           9,580                   7/31/2004        9,651
        8/31/2004           9,640                   8/31/2004        9,745
        9/30/2004          10,085                   9/30/2004       10,131
       10/31/2004          10,355                  10/31/2004       10,288
       11/30/2004          11,135                  11/30/2004       11,201
       12/31/2004          11,480                  12/31/2004       11,468
        1/31/2005          11,080                   1/31/2005       11,025
        2/28/2005          11,495                   2/28/2005       11,244
        3/31/2005          11,235                   3/31/2005       11,012
        4/30/2005          10,595                   4/30/2005       10,444
        5/31/2005          11,120                   5/31/2005       11,081
        6/30/2005          11,585                   6/30/2005       11,571
        7/31/2005          12,270                   7/31/2005       12,230
        8/31/2005          12,145                   8/31/2005       11,949
        9/30/2005          12,120                   9/30/2005       11,929
       10/31/2005          11,885                  10/31/2005       11,629
       11/30/2005          12,485                  11/30/2005       12,101
       12/31/2005          12,434                  12/31/2005       12,008
        1/31/2006          13,524                   1/31/2006       13,001
        2/28/2006          13,447                   2/28/2006       13,000



Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

(a) The line graph above represents performace of Class R shares only, which will vary from the performance of Class I shares to the extent the Classes do not have the same expenses or inception dates.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Initial public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

(d)  Not annualized.

                         VERACITY SMALL CAP VALUE FUND
                    SECTOR DIVERSIFICATION (% OF NET ASSETS)
                      AS OF FEBRUARY 28, 2006 (UNAUDITED)


                               [GRAPHIC OMITTED]




          Consumer Discretionary                             5.8%
          Consumer Staples                                   2.0%
          Energy                                             5.7%
          Financials                                        23.6%
          Health Care                                        4.0%
          Industrials                                       13.4%
          Information Technology                            14.1%
          Materials                                         10.6%
          Telecommunication Services                         2.2%
          Utilities                                          5.3%
          Real Estate Investment Trusts                      6.7%
          Money Market Funds                                 5.4%





--------------------------------------------------------------------------------


                                                    TOP TEN HOLDINGS
                                          AS OF FEBRUARY 28, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF NET
COMPANY                               PRIMARY BUSINESS                   SECTOR CLASSIFICATION           ASSETS
------------------------------------------------------------------------------------------------------------------
Corporate Office Properties Trust     Office Properties                  REIT - Industrial/Office         1.7%
------------------------------------------------------------------------------------------------------------------
Carpenter Technology Corp.            Metals & Mining                    Materials                        1.3%
------------------------------------------------------------------------------------------------------------------
Commercial Metals Co.                 Metals & Mining                    Materials                        1.3%
------------------------------------------------------------------------------------------------------------------
MPS Group, Inc.                       IT Consulting & Services           Information Technology           1.1%
------------------------------------------------------------------------------------------------------------------
Wabtec Corp.                          Machinery                          Industrials                      1.1%
------------------------------------------------------------------------------------------------------------------
Equity Inns, Inc.                     Hotels                             REIT - Lodging/Resort            1.1%
------------------------------------------------------------------------------------------------------------------
Advanta Corp. - Class B               Diversified Financial Services     Financials                       1.1%
------------------------------------------------------------------------------------------------------------------
Argonaut Group, Inc.                  Insurance                          Financials                       1.1%
------------------------------------------------------------------------------------------------------------------
United Rentals, Inc.                  Commercial Services & Supplies     Industrials                      1.0%
------------------------------------------------------------------------------------------------------------------
MeriStar Hospitality Corp.            Hotels                             REIT - Lodging/Resort            1.0%
------------------------------------------------------------------------------------------------------------------

VERACITY SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2006
================================================================================
ASSETS
Investments in securities:
   At acquisition cost                                           $  67,046,350
                                                                 =============
   At value (Note 1)                                             $  73,195,793
Receivable for investment securities sold                            1,528,319
Receivable for capital shares sold                                      66,924
Dividends receivable                                                    58,926
Other assets                                                             7,854
                                                                 -------------
   TOTAL ASSETS                                                     74,857,816
                                                                 -------------

LIABILITIES
Payable for investment securities purchased                            732,209
Payable for capital shares redeemed                                      9,935
Payable to Advisor (Note 3)                                             42,452
Payable to affiliate (Note 3)                                           11,130
Accrued distribution and service plan fees (Note 3)                      4,475
Other accrued expenses                                                  21,432
                                                                 -------------
   TOTAL LIABILITIES                                                   821,633
                                                                 -------------

NET ASSETS                                                       $  74,036,183
                                                                 =============

NET ASSETS CONSIST OF:
Paid-in capital                                                  $  65,594,227
Undistributed net realized gains from security transactions          2,292,513
Net unrealized appreciation on investments                           6,149,443
                                                                 -------------
NET ASSETS                                                       $  74,036,183
                                                                 =============

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares                          $  44,708,402
                                                                 =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                        1,719,215
                                                                 =============
Net asset value and offering price per share (a) (Note 1)        $       26.01
                                                                 =============

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares                          $  29,327,781
                                                                 =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                        1,126,445
                                                                 =============
Net asset value and offering price per share (a) (Note 1)        $       26.04
                                                                 =============


(a)  Redemption price varies on length of time held (Note 1).


See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2006
================================================================================
INVESTMENT INCOME
   Dividends                                                     $     561,683
                                                                 -------------

EXPENSES
   Investment advisory fees (Note 3)                                   415,203
   Mutual fund services fees (Note 3)                                   95,501
   Distribution and service plan expense - Class R (Note 3)             70,802
   Custodian fees                                                       40,657
   Compliance service fees                                              25,176
   Registration fees - Common                                           18,109
   Registration fees - Class R                                             174
   Registration fees - Class I                                             375
   Professional fees                                                    17,698
   Trustees' fees and expenses                                          16,769
   Postage and supplies                                                  9,310
   Insurance expense                                                     4,847
   Pricing fees                                                          4,336
   Other expenses                                                        8,435
                                                                 -------------
        TOTAL EXPENSES                                                 727,392
   Fees waived and expenses reimbursed by the Advisor (Note 3):
      Common                                                          (137,037)
      Class R                                                             (174)
      Class I                                                             (375)
                                                                 -------------
        NET EXPENSES                                                   589,806
                                                                 -------------

NET INVESTMENT LOSS                                                    (28,123)
                                                                 -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                     3,778,261
   Net change in unrealized appreciation/depreciation on
     investments                                                     4,721,765
                                                                 -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                     8,500,026
                                                                 -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $   8,471,903
                                                                 =============





See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================
                                                                        YEAR            PERIOD
                                                                        ENDED           ENDED
                                                                      FEBRUARY 28,    FEBRUARY 28,
                                                                        2006 (a)        2005 (b)
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                               $    (28,123)   $    (29,114)
   Net realized gains (losses) from:
     Security transactions                                              3,778,261         490,866
     Futures contracts                                                       --           (30,990)
   Net change in unrealized appreciation/depreciation
     on investments                                                     4,721,765       1,427,678
                                                                     ------------    ------------
Net increase in net assets from operations                              8,471,903       1,858,440
                                                                     ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income, Class I                                    (15,025)           --
   From net realized gains on investments, Class R                     (1,241,092)           --
   From net realized gains on investments, Class I                       (632,270)           --
                                                                     ------------    ------------
Net decrease in net assets from distributions to shareholders          (1,888,387)           --
                                                                     ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS R
   Proceeds from shares sold                                           44,440,312      14,966,232
   Reinvestment of distributions to shareholders                        1,051,454            --
   Proceeds from redemption fees collected (Note 1)                             6             693
   Payments for shares redeemed                                       (20,995,836)     (1,038,828)
                                                                     ------------    ------------
Net increase in net assets from Class R capital share transactions     24,495,936      13,928,097
                                                                     ------------    ------------

CLASS I
   Proceeds from shares sold                                           28,489,349            --
   Reinvestment of distributions to shareholders                          566,697            --
   Proceeds from redemption fees collected (Note 1)                          --              --
   Payments for shares redeemed                                        (1,985,852)           --
                                                                     ------------    ------------
Net increase in net assets from Class I capital share transactions     27,070,194            --
                                                                     ------------    ------------

TOTAL INCREASE IN NET ASSETS                                           58,149,646      15,786,537

NET ASSETS
   Beginning of period                                                 15,886,537         100,000
                                                                     ------------    ------------
   End of period                                                     $ 74,036,183    $ 15,886,537
                                                                     ============    ============


ACCUMULATED NET INVESTMENT LOSS                                      $       --      $       --
                                                                     ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R
   Shares sold                                                          1,864,828         735,949
   Shares issued in reinvestment of distributions to shareholders          44,934            --
   Shares redeemed                                                       (881,600)        (49,896)
                                                                     ------------    ------------
   Net increase in shares outstanding                                   1,028,162         686,053
   Shares outstanding, beginning of period                                691,053           5,000
                                                                     ------------    ------------
   Shares outstanding, end of period                                    1,719,215         691,053
                                                                     ============    ============

CLASS I
   Shares sold                                                          1,179,754            --
   Shares issued in reinvestment of distributions to shareholders          24,185            --
   Shares redeemed                                                        (77,494)           --
                                                                     ------------    ------------
   Net increase in shares outstanding                                   1,126,445            --
   Shares outstanding, beginning of period                                   --              --
                                                                     ------------    ------------
   Shares outstanding, end of period                                    1,126,445            --
                                                                     ============    ============

(a)  Except  for Class  I  shares,  which represents the period from the commencement of operations
     (July 7, 2005) through  February 28, 2006.

(b)  Represents the period from commencement  of  operations  (March 30, 2004) through February 28,
     2005.

See accompanying notes to financial statements.


                                       7

VERACITY SMALL CAP VALUE FUND - CLASS R
FINANCIAL HIGHLIGHTS
=======================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
=======================================================================================================
                                                                        Year            Period
                                                                        Ended            Ended
                                                                     February 28,    February 28,
                                                                         2006           2005 (a)
-------------------------------------------------------------------------------------------------------

   Net asset value at beginning of period                            $      22.99    $      20.00
                                                                     ------------    ------------

   Income (loss) from investment operations:
     Net investment loss                                                    (0.02)          (0.04)
     Net realized and unrealized gains on investments                        3.84            3.03
                                                                     ------------    ------------
   Total from investment operations                                          3.82            2.99
                                                                     ------------    ------------

   Less distributions:
     From net realized gains on investments                                 (0.80)             -
                                                                     ------------    ------------

   Proceeds from redemption fees collected (Note 1)                          0.00(b)         0.00(b)
                                                                     ------------    ------------

   Net asset value at end of period                                  $      26.01    $      22.99
                                                                     ============    ============

RATIOS AND SUPPLEMENTAL DATA:

   Total return (c)                                                         16.98%          14.95%(d)
                                                                     ============    ============

   Net assets at end of period (000's)                               $     44,708    $     15,887
                                                                     ============    ============

   Ratio of net expenses to average net assets (e)                           1.49%           1.49%(f)

   Ratio of net investment loss to average net assets                       (0.13%)         (0.33%)(f)

   Portfolio turnover rate                                                    140%            187%(f)
-------------------------------------------------------------------------------------------------------

     (a) Represents the period from the commencement of operations (March 30, 2004) through February 28, 2005.

     (b)  Amount rounds to less than $0.01 per share.

     (c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

     (d)  Not annualized.

     (e) Absent fee waivers and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.82% and 2.08%(f) for the periods ended February 28, 2006 and 2005, respectively.

     (f)  Annualized.


See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND - CLASS I
FINANCIAL HIGHLIGHTS
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------
                                                                 Period
                                                                  Ended
                                                               February 28,
                                                                 2006(a)
--------------------------------------------------------------------------------

   Net asset value at beginning of period                     $       23.42
                                                              -------------

   Income from investment operations:
      Net investment income                                            0.02
      Net realized and unrealized gains on investments                 3.42
                                                              -------------
   Total from investment operations                                    3.44
                                                              -------------

   Less distributions:
      From net investment income                                      (0.02)
      From net realized gains on investments                          (0.80)
                                                              -------------
   Total distributions                                                (0.82)
                                                              -------------

   Net asset value at end of period                           $       26.04
                                                              =============

RATIOS AND SUPPLEMENTAL DATA:

   Total return (b)                                                   15.03%(c)
                                                              =============

   Net assets at end of period (000's)                        $      29,328
                                                              =============

   Ratio of net expenses to average net assets (d)                     1.25%(e)

   Ratio of net investment income to average net assets                0.12%(e)

   Portfolio turnover rate                                              140%
--------------------------------------------------------------------------------


     (a) Represents the period from the commencement of operations (July 7, 2005) through February 28, 2006.

     (b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

     (c)  Not annualized.

     (d) Absent fee waivers and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.58%(e) for the period ended February 28, 2006.

     (e)  Annualized.


  See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 2006
================================================================================
  SHARES     COMMON STOCKS - 93.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 5.8%
  17,687     Aftermarket Technology Corp. (a)                     $    383,808
  18,934     Ameristar Casinos, Inc.                                   418,252
  14,180     Bob Evans Farms, Inc.                                     413,630
  14,345     Carmike Cinemas, Inc.                                     341,698
  15,977     Entercom Communications Corp.                             450,072
  11,482     Lear Corp.                                                239,515
  11,042     MarineMax, Inc. (a)                                       340,756
   7,350     Media General, Inc. - Class A                             368,235
  24,967     Ruby Tuesday, Inc.                                        712,808
  27,962     Warnaco Group, Inc. (The) (a)                             648,998
                                                                  ------------
                                                                     4,317,772
                                                                  ------------
             CONSUMER STAPLES - 2.0%
  22,725     Casey's General Stores, Inc.                              596,077
  16,619     J & J Snack Foods Corp.                                   564,215
  34,440     Pathmark Stores, Inc. (a)                                 346,466
                                                                  ------------
                                                                     1,506,758
                                                                  ------------
             ENERGY - 5.7%
  27,331     EXCO Resources, Inc. (a)                                  349,837
   8,690     Giant Industries, Inc. (a)                                505,758
  18,251     Goodrich Petroleum Corp. (a)                              441,309
   9,425     Holly Corp.                                               562,673
  23,185     KCS Energy, Inc. (a)                                      547,166
   7,975     MKS Instruments, Inc. (a)                                 178,321
   9,593     Oil States International, Inc. (a)                        331,246
  20,606     Union Drilling, Inc. (a)                                  258,605
   6,966     Unit Corp. (a)                                            370,382
  16,516     Whiting Petroleum Corp. (a)                               670,550
                                                                  ------------
                                                                     4,215,847
                                                                  ------------
             FINANCIALS - 23.6%
  23,211     Advanta Corp. - Class B                                   814,010
   6,103     Affiliated Managers Group, Inc. (a)                       600,718
  24,159     AMCORE Financial, Inc.                                    722,596
  51,100     American Equity Investment Life Holding Co.               684,229
  22,029     Argonaut Group, Inc. (a)                                  804,499
  22,883     Assured Guaranty Ltd.                                     604,111
  13,120     Central Pacific Financial Corp.                           485,441
  62,339     Ceres Group, Inc. (a)                                     337,254
  12,300     CompuCredit Corp. (a)                                     464,940
   7,204     Delphi Financial Group, Inc. - Class A                    375,184
  44,803     Dime Community Bancshares                                 612,905
  26,700     Doral Financial Corp.                                     297,972
  11,500     Downey Financial Corp.                                    730,825
  12,700     FirstFed Financial Corp. (a)                              762,127
  16,788     First Midwest Bancorp, Inc.                               564,580
  25,440     Greater Bay Bancorp                                       684,336
  17,616     Independent Bank Corp.                                    475,104

 See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS - 93.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             FINANCIALS - 23.6% (CONTINUED)
  11,946     International Bancshares Corp.                       $    345,598
  23,852     Irwin Financial Corp.                                     477,994
  17,420     MAF Bancorp, Inc.                                         746,621
   9,327     Navigators Group, Inc. (The) (a)                          437,436
  23,249     Ohio Casualty Corp.                                       711,652
  11,458     PFF Bancorp, Inc.                                         360,125
  63,656     Quanta Capital Holdings Ltd. (a)                          296,001
  57,325     Republic Bancorp, Inc.                                    695,352
  31,407     Seabright Insurance Holdings (a)                          521,670
  25,425     South Financial Group, Inc. (The)                         668,932
  14,509     Sterling Financial Corp.                                  419,890
  19,969     Trustmark Corp.                                           602,065
   4,256     United America Indemity Ltd. - Class A (a)                 96,824
  15,812     Whitney Holding Corp.                                     541,245
  21,445     World Acceptance Corp. (a)                                552,852
      63     Zions Bancorp.                                              5,199
                                                                  ------------
                                                                    17,500,287
                                                                  ------------
             HEALTH CARE - 4.0%
  22,899     Andrx Corp. (a)                                           448,820
  26,897     Connetics Corp. (a)                                       427,124
   8,190     LifePoint Hospitals, Inc. (a)                             254,381
  12,286     Owens & Minor, Inc.                                       391,801
  17,410     PAREXEL International Corp. (a)                           446,044
  15,459     Sybron Dental Specialties, Inc. (a)                       591,461
  19,043     Symmetry Medical, Inc. (a)                                394,571
                                                                  ------------
                                                                     2,954,202
                                                                  ------------
             INDUSTRIALS - 13.4%
  21,300     AGCO Corp. (a)                                            416,415
  16,720     Aviall, Inc. (a)                                          637,868
  11,930     Banta Corp.                                               581,110
  63,152     Comfort Systems USA, Inc.                                 694,040
  53,078     Entegris, Inc. (a)                                        555,196
  14,243     Genesee & Wyoming, Inc. - Class A (a)                     651,617
   8,769     Hub Group, Inc. - Class A (a)                             365,667
  50,986     Interface, Inc. - Class A (a)                             564,925
   9,001     Kennametal, Inc.                                          526,378
  20,251     Labor Ready, Inc. (a)                                     497,567
  11,162     Mobile Mini, Inc. (a)                                     608,106
   8,112     Moog, Inc. - Class A (a)                                  272,239
  12,638     NCI Building Systems, Inc. (a)                            728,960
  12,085     SkyWest, Inc.                                             350,102
  23,795     United Rentals, Inc. (a)                                  775,717
  14,340     USA Truck, Inc. (a)                                       422,026
  25,297     Wabtec Corp.                                              835,560
  21,174     Werner Enterprises, Inc.                                  411,411
                                                                  ------------
                                                                     9,894,904
                                                                  ------------

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS - 93.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 14.1%
  82,484     3Com Corp. (a)                                       $    383,551
  53,805     Andrew Corp. (a)                                          729,596
  51,982     Axcelis Technologies, Inc. (a)                            359,196
  19,900     Axsys Technologies, Inc. (a)                              329,345
  12,057     Benchmark Electronics, Inc. (a)                           424,648
  37,047     Brooks Automation, Inc. (a)                               581,267
  60,547     C-Cor, Inc. (a)                                           429,884
  72,497     Chordiant Software, Inc. (a)                              239,965
  19,418     CommScope, Inc. (a)                                       465,838
  35,828     Cypress Semiconductor Corp. (a)                           636,305
  33,793     Fairchild Semiconductor International, Inc. (a)           587,322
  21,137     Hutchinson Technology, Inc. (a)                           581,479
  24,687     Integrated Device Technology, Inc. (a)                    366,602
  54,631     Lawson Software, Inc. (a)                                 434,316
  20,350     Mattson Technology, Inc. (a)                              245,828
  55,334     MPS Group, Inc. (a)                                       837,757
  35,945     MRO Software, Inc. (a)                                    529,829
  39,943     Parametric Technology Corp. (a)                           607,929
  23,764     Perot Systems Corp. - Class A (a)                         359,074
  32,536     Photronics, Inc. (a)                                      571,658
  36,124     Stellent, Inc.                                            395,558
  19,514     SYNNEX Corp. (a)                                          360,423
                                                                  ------------
                                                                    10,457,370
                                                                  ------------
             MATERIALS - 10.6%
  14,489     Airgas, Inc.                                              527,255
  20,448     AMCOL International Corp.                                 564,569
  11,910     Bowater, Inc.                                             309,898
  11,745     Carpenter Technology Corp.                                981,765
  10,125     Century Aluminum Co. (a)                                  360,349
  20,560     Commercial Metals Co.                                     931,162
   7,534     Cytec Industries, Inc.                                    401,863
   8,678     FMC Corp.                                                 527,709
   9,073     Foundation Coal Holdings, Inc.                            362,920
  17,067     Georgia Gulf Corp.                                        489,823
  28,594     Hexcel Corp. (a)                                          615,343
  17,388     RBC Bearings, Inc. (a)                                    343,065
   6,839     RTI International Metals, Inc. (a)                        287,580
  15,647     Schnitzer Steel Industries, Inc. - Class A                486,622
   9,068     Silgan Holdings, Inc.                                     357,461
  25,928     U.S. Concrete, Inc. (a)                                   324,878
                                                                  ------------
                                                                     7,872,262
                                                                  ------------

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

================================================================================
  SHARES     COMMON STOCKS - 93.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS - 6.7%
  16,600     American Home Mortgage Investment Corp.              $    473,100
  32,561     Annaly Mortgage Management, Inc.                          382,592
  30,530     Corporate Office Properties Trust                       1,267,606
  53,794     Equity Inns, Inc.                                         832,731
  73,960     MeriStar Hospitality Corp. (a)                            762,528
  45,690     NorthStar Realty Finance Corp.                            466,952
  35,838     Republic Property Trust                                   431,848
  33,534     Saxon Capital, Inc.                                       333,663
                                                                  ------------
                                                                     4,951,020
                                                                  ------------
             TELECOMMUNICATION SERVICES - 2.2%
  12,375     Brightpoint, Inc. (a)                                     350,089
  17,770     Comtech Telecommunications Corp. (a)                      556,734
  18,536     EMS Technologies, Inc. (a)                                324,380
  24,497     Iowa Telecommunications Services, Inc.                    433,597
                                                                  ------------
                                                                     1,664,800
                                                                  ------------
             UTILITIES - 5.3%
  10,030     ALLETE, Inc.                                              468,100
  17,711     IDACORP, Inc.                                             583,400
  13,559     New Jersey Resources Corp.                                610,155
  12,085     Northwest Natural Gas Co.                                 413,790
  13,210     Otter Tail Corp.                                          411,492
  14,481     PNM Resources, Inc.                                       358,405
  30,233     Sierra Pacific Resources (a)                              430,518
  23,402     Vectren Corp.                                             616,877
                                                                  ------------
                                                                     3,892,737
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $63,078,516)                $69,227,959
                                                                  ------------

================================================================================
  SHARES     MONEY MARKET FUNDS - 5.4%                                VALUE
--------------------------------------------------------------------------------

3,967,834    First American Treasury Obligation Fund - Class Y
               (Cost $3,967,834)                                  $  3,967,834
                                                                  ------------

             TOTAL INVESTMENT SECURITIES AT VALUE - 98.8%
               (Cost $67,046,350)                                 $ 73,195,793

             OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%              840,390
                                                                  ------------

             NET ASSETS - 100.0%                                  $ 74,036,183
                                                                  ============

     (a)  Non-income producing security.

 See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2006
================================================================================

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


     The Veracity Small Cap Value Fund (the "Fund") is a diversified series of Veracity Funds (the "Trust"), an open-end management investment company established under the laws of Delaware by the filing of a Certificate of Trust dated December 29, 2003. The public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

     The investment objective of the Fund is long-term capital growth.

     The Fund's two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and required investment minimums. Class R shares are subject to a distribution (12b-1) fee at the annual rate of 0.25% of the Fund's average daily net assets allocable to Class R shares and require a $25,000 initial investment, whereas Class I shares are not subject to any distribution fees and require a $250,000 initial investment.

     SECURITIES VALUATION - Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when Integrity Asset Management, LLC (the "Advisor") determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund's assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each class are subject to a redemption fee of 2% if redeemed within 30 days of purchase. During the year ended February 28, 2006, proceeds from redemption fees were $6 for Class R shares. No redemption fees were collected for Class I shares.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

     FUTURES CONTRACTS - The Fund may invest in futures contracts. A futures contract obligates the seller to deliver and the purchaser to take delivery of the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver and the purchaser to take an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of the underlying assets and the prices of futures contracts, the possibility of an illiquid market, or that the counterparty will fail to perform its obligation.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as a variation margin on futures contracts and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America and are recorded on the ex-dividend date. The tax character of distributions paid during the year ended February 28, 2006 was as follows:

                          ORDINARY             LONG-TERM              TOTAL
                           INCOME            CAPITAL GAINS        DISTRIBUTIONS

     CLASS R             $1,014,717           $  226,375           $ 1,241,092

     CLASS I             $  531,969           $  115,326           $  647,295

     There were no distributions during the period ended February 2005.

     ALLOCATION  BETWEEN CLASSES - Investment  income earned,  realized  capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is computed on a tax basis for each item as of February 28, 2006:

               Cost of portfolio investments              $  67,219,394
                                                      ==================
               Gross unrealized appreciation              $   7,443,899
               Gross unrealized depreciation                 (1,467,500)
                                                      ------------------
               Net unrealized appreciation                    5,976,399
               Undistributed ordinary income                  2,151,501
               Undistributed long-term gains                    314,056
                                                      ------------------
               Accumulated earnings                       $   8,441,956
                                                      ==================


     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

     For the year ended February 28, 2006, the Fund reclassified net investment losses of $28,123 and distributions in excess of net investment income of $15,025 against undistributed net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

     CONTINGENCIES AND COMMITMENTS - The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

2.   INVESTMENT TRANSACTIONS

     During the year ended February 28, 2006, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $101,147,391 and $55,752,740, respectively.

3.   TRANSACTIONS WITH AFFILIATES

     Certain Trustees and officers of the Trust are affiliated with the Advisor, or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC ("UFD"), the Fund's principal underwriter.

     INVESTMENT ADVISORY AGREEMENT
     Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor is obligated to waive its fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund's total annual expense ratio at no greater than 1.50% for Class R shares and 1.25% for Class I shares. This contractual obligation expires on March 30, 2006, but has been extended for an additional one year period. For the year ended February 28, 2006, the Advisor waived $137,037 of its advisory fees and reimbursed $174 of Class R expenses and $375 of Class I expenses.

     The Advisor has concurrently entered into an agreement with the Fund to recover expenses waived and/or reimbursed on behalf of the Fund, but only for a period of three years after the expense is waived and/or reimbursed, and only if such recovery will not cause the Fund's expense ratio with respect to Class R and Class I shares to exceed 1.50% and 1.25%, respectively. As of February 28, 2006, the amount available for potential recovery that has been paid and/or waived by the Advisor on behalf of the Fund is $232,792, of which $95,206 expires during the year ended February 28, 2008 and $137,586 expires during the year ended February 28, 2009.

     MUTUAL FUND SERVICES AGREEMENT
     Under the terms of a Mutual Fund Services Agreement, Ultimus provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets up to $25 million; 0.20% of the next $25 million of such assets; and 0.15% of such assets in excess of $50 million, subject to a minimum monthly fee of $6,500. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. For the year ended February 28, 2006, the Fund incurred $95,501 in fees for mutual fund services. As of February 28, 2006, the Fund owes fees of $11,130 to Ultimus.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

     SERVICE PLAN AND AGREEMENT
     The Trust has adopted a Service Plan and Agreement (the "Plan") for Class R shares, pursuant to which the Fund pays the Advisor a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund's average daily net assets allocable to Class R shares. The Advisor may, in turn, pay such fees to third parties for eligible services provided by those parties to Class R shareholders. For the year ended February 28, 2006, the Advisor earned $70,802 under the Plan. As of February 28, 2006, the Advisor is due $4,475 under the Plan.

     DISTRIBUTION AGREEMENT
     Under the terms of a Distribution Agreement, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. For the year ended February 28, 2006, UFD received $6,000 for its distribution services under the Agreement.

     PRINCIPAL HOLDERS OF FUND SHARES
     As of February 28, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 42% of Class R's outstanding shares.

    [GRAPHIC OMITTED]                                 Cohen McCurdy, Ltd.                  440.835.8500
            --               Cohen                    800 Westpoint Pkwy., Suite 1100      440.835.1093 FAX
            CM                McCurdy                 Westlake, OH 44145-1524
           ----
Certified Public Accountants
                                                      WWW.COHENMCCURDY.COM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


To The Shareholders and
Board of Trustees of
Veracity Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities of Veracity Small Cap Value Fund, including the schedule of investments, as of February 28, 2006, the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006 by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veracity Small Cap Value Fund as of February 28, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Cohen McCurdy

Cohen McCurdy, Ltd.
Westlake, Ohio
March 27, 2006


[GRAPHIC OMITTED]
an independent member of                                                                         SQIF
BAKER TILLY                                                                                      Service
INTERNATIONAL              Registered with the Public Company Accounting Oversight Board         Quality
                                                                                                   Innovation
                                                                                                      and Fun


VERACITY SMALL CAP VALUE FUND
ABOUT YOUR FUND'S EXPENSES (Unaudited)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2005) and held until the end of the period (February 28, 2006).

The tables that follow illustrate the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads. However, a redemption fee of 2% is applied on the sale of shares (sold within 30 days of the date of their purchase) and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

VERACITY SMALL CAP VALUE FUND
ABOUT YOUR FUND'S EXPENSES (Unaudited) (Continued)
--------------------------------------------------------------------------------

More information about the Fund's expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

CLASS R
--------------------------------------------------------------------------------------------------
                                        Beginning              Ending
                                      Account Value        Account Value        Expenses Paid
                                      Sept. 1, 2005        Feb. 28, 2006        During Period*
--------------------------------------------------------------------------------------------------
Based on Actual Fund Return             $1,000.00            $ 1,107.20             $7.78
--------------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                      $1,000.00            $ 1,017.41             $7.45
--------------------------------------------------------------------------------------------------
*  Expenses are equal to Class R's  annualized  expense  ratio of 1.49% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the  one-half year period).

CLASS I
--------------------------------------------------------------------------------------------------
                                        Beginning              Ending
                                      Account Value        Account Value        Expenses Paid
                                      Sept. 1, 2005        Feb. 28, 2006        During Period*
--------------------------------------------------------------------------------------------------
Based on Actual Fund Return             $1,000.00            $ 1,108.70             $6.54
--------------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                     $1,000.00            $ 1,018.60             $6.26
--------------------------------------------------------------------------------------------------
*  Expenses are equal to Class I's  annualized  expense  ratio of 1.25% for the period, multiplied by the average account  value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-866-896-9292. Furthermore, you may obtain a copy of these filings on the SEC's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC's website at http://www.sec.gov.

VERACITY SMALL CAP VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
--------------------------------------------------------------------------------

The Board of Trustees has overall responsibility for management of the Trust's affairs. The Trustees serve during the lifetime of Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

------------------------------------------------------------------------------------------------------------------------------------
                                                           INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER
                        POSITION(S)     TERM OF OFFICE                                                OF FUNDS     DIRECTORSHIPS OF
NAME, AGE &             HELD WITH       & LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST          OVERSEEN     PUBLIC
ADDRESS                 THE TRUST       TIME SERVED      5 YEARS                                      BY           COMPANIES
                                                                                                      TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

MATTHEW G.              Trustee,        Indefinite       Chief Executive Officer and Principal,          1              None
BEVIN*                  President                        Integrity Asset Management, LLC,
                                        Since December,  investment Advisor to the Trust, since
401 West Main Street,                   2003             2003.  Director of Institutional Product
Suite 2100                                               Management, INVESCO National Asset
Louisville, KY  40202                                    Management from 2001-2003;  Director
                                                         of Marketing & Principal, National Asset
Age:  39                                                 Management from 1999 to 2001. B.A.
                                                         degree from Washington & Lee
                                                         University (1989)
------------------------------------------------------------------------------------------------------------------------------------

WILLIAM H.              Trustee,        Indefinite       Senior Portfolio Manager, Integrity Asset       1              None
MCNETT, III,            Vice                             Management, LLC, since June, 2003.
CFA*                    President       Since March,     previously Partner, Director of Client
                                        2004             Services, Turner Investment Partners,
401 West Main                                            Inc., from January 1999 to June, 2003.
Street, Suite 2100                                       BA in accounting from Bloomsburg
Louisville, KY                                           University, Bloomsburg, PA in 1982.
40202                                                    Chartered Financial Analyst

Age:  46
------------------------------------------------------------------------------------------------------------------------------------


                                                                22

VERACITY SMALL CAP VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED (INDEPENDENT) TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                        POSITION(S)     TERM OF OFFICE                                                 NUMBER      DIRECTORSHIPS OF
NAME, AGE &             HELD WITH       & LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST           OF FUNDS    PUBLIC
ADDRESS                 THE TRUST       TIME SERVED      5 YEARS                                       OVERSEEN    COMPANIES
                                                                                                       BY          HELD BY TRUSTEE
                                                                                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

JUNE B. DEBATIN         Trustee         Indefinite       Principal and co-founder of Ashdon              1              None
                                                         Investment Analysis & Research LLC, a
850 Hilltop Road                        Since March,     research consulting firm, since October,
Shelbyville, TN                         2004             2001. Previously Senior Vice President,
37160                                                    LCG Associates, Inc., an institutional
                                                         investment consulting firm, from
Age:  65                                                 September, 1993 to October, 2001.  Ms.
                                                         Debatin has served in increasingly
                                                         responsible positions in the financial
                                                         services industry since 1968.
------------------------------------------------------------------------------------------------------------------------------------

DAVID L. EAGER          Trustee         Indefinite       Management Consultant, Eager & Davis            1         The Caldwell &
                                                         LLC, since December, 2002.  Previously                   Orkin Funds, Inc.
25 Stone Bridge                         Since March,     Director of Marketing and Product                          (registered
Road                                    2004             Development, Driehaus Capital                               management
Louisville, KY                                           Management, from August, 2000                               investment
40207                                                    through November, 2002. BA in                                company)
                                                         economics from  The Ohio State
Age:  63                                                 University, 1964.  MBA from Western
                                                         Michigan University, 1974
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL J.              Trustee         Indefinite       Treasurer, The Cleveland Clinic                 1              None
MINNAUGH                                                 Foundation, a non-profit foundation,
                                        Since March,     since October, 2002.  Formerly Senior
9500 Euclid Avenue                      2004             Vice President, Institutional Trust, for
Cleveland, OH                                            National City Corporation, from  May,
44195                                                    1991 through June, 2001.  BS/BA
                                                         degree, John Carroll University, 1982.
Age:  46                                                 Certified Public Accountant, Ohio, 1984
                                                         (inactive)
------------------------------------------------------------------------------------------------------------------------------------

DARLENE V.              Trustee         Indefinite       Director of Investments for the National        1              None
PINNOCK                                                  Geographic Society, a  non-profit science
                                        Since March,     and educational organization, since
1145 17th Street                        2004             November, 1997.
NW                                                       BS degree from Drexel University,
Washington,  DC                                          Philadelphia, PA, in 1982.  MBA from
20036                                                    Howard University, Washington, DC, in
                                                         1991.
Age:  45
------------------------------------------------------------------------------------------------------------------------------------

VERACITY SMALL CAP VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                        EXECUTIVE OFFICERS
----------------------------------------------------------------------------------------------------
                        POSITION(S)     LENGTH OF TIME
NAME, AGE &             HELD WITH       SERVED           PRINCIPAL OCCUPATION(S) DURING PAST
ADDRESS                 THE TRUST                        5 YEARS
----------------------------------------------------------------------------------------------------
MARK J. SEGER           Treasurer,      Since March,     Managing Director, Ultimus Fund
                        Chief           2004             Solutions, LLC, Cincinnati, OH, transfer
225 Pictoria Drive,     Financial                        agent, fund accountant and administrator
Suite 450               Officer                          to the Trust; Managing Director, Ultimus
Cincinnati, OH                                           Fund Distributors,  LLC, principal
45246                                                    underwriter to the Trust.

Age:  44
----------------------------------------------------------------------------------------------------

JOHN F. SPLAIN          Secretary       Since March,     Managing Director, Ultimus Fund
                                        2004             Solutions, LLC, Cincinnati, OH, transfer
225 Pictoria Drive,                                      agent, fund accountant and administrator
Suite 450                                                to the Trust; Managing Director, Ultimus
Cincinnati, OH                                           Fund Distributors, LLC, principal
45246                                                    underwriter to the Trust.

Age:  49
----------------------------------------------------------------------------------------------------

DANIEL G. BANDI         Vice            Since March,     Chief Investment Officer, Value Equities
                        President       2004             and Principal, Integrity Asset
401 West Main                                            Management, LLC since June, 2003.
Street, Suite 2100                                       Previously Senior Vice President,
Louisville, KY                                           Managing Director and Portfolio
40202                                                    Manager, National City, from May, 1988-
                                                         June, 2003.
Age:  41                                                 BA Economics University of Pittsburgh,
                                                         1987.  MBA East Texas State University,
                                                         1990.
                                                         Chartered Financial Analyst, 1994
----------------------------------------------------------------------------------------------------

ROBERT G. DORSEY        Vice            Since March,     Managing Director, Ultimus Fund
                        President       2004             Solutions, LLC, Cincinnati, OH, transfer
225 Pictoria Drive,                                      agent, fund accountant and administrator
Suite 450                                                to the Trust; Managing Director, Ultimus
Cincinnati, OH                                           Fund Distributors, LLC, principal
45246                                                    underwriter to the Trust.

Age:  49
----------------------------------------------------------------------------------------------------

     * Mr. Bevin and Mr. McNett are considered "Interested" Trustees of the Trust because of their affiliation with the Advisor.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-896-9292.

VERACITY SMALL CAP VALUE FUND
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended February 28, 2006. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,888,387 as taxed at a maximum rate of 15%.

PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
--------  --------

     (a)  Certificate  of  Trust  and  Agreement  and   Declaration  of  Trust--
          Incorporated herein by reference to Registrant's original registration statement on Form N-1A filed on January 6, 2004

     (b) By-laws-- Incorporated herein by reference to Registrant's original registration statement on Form N-1A filed on January 6, 2004

     (c) Incorporated herein by reference to Agreement and Declaration of Trust and By-laws

     (d) (1) Investment Advisory Agreement with Integrity Asset Management, LLC-- Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's registration statement filed on April 18, 2005

          (2) Expense Recapture Agreement with Integrity Asset Management, LLC--Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's registration statement filed on June 17, 2005

     (e) Distribution Agreement with Ultimus Fund Distributors, LLC-- Filed herewith

     (f)  Inapplicable

     (g)  Custody  Agreement  with  US  Bank,  N.A.--   Incorporated  herein  by
          reference  to   Post-Effective   Amendment   No.  1  to   Registrant's
          registration statement filed on April 18, 2005


     (h) (1) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC-- Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's registration statement filed on April 18, 2005

          (2) Limited Powers of Attorney for Trustees and Officers of Registrant-- Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's registration statement filed on April 18, 2005

     (i)  Legal  Opinion  and  Consent--Incorporated   herein  by  reference  to
          Pre-Effective Amendment No. 3 to Registrant's registration statement filed on March 26, 2004

     (j) Consent of Independent Registered Public Accounting Firm-- Filed herewith

     (k)  Inapplicable

     (l) Subscription Agreements of Matthew G. Bevin and Adam I. Friedman-- Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's registration statement filed on April 18, 2005

     (m) Service Plan and Agreement with Integrity Asset Management, LLC for No-Load Class Shares of Registrant-- Filed herewith

     (n)  Rule 18f-3  Multi-Class  Plan--  Incorporated  herein by  reference to
          Post-Effective Amendment 1 to Registrant's registration statement filed on April 18, 2005

     (o)  Reserved

     (p) (1) Code of Ethics of Registrant and Integrity Asset Management, LLC-- Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's registration statement filed on April 18, 2005

          (2)  Code of Ethics of Ultimus Fund Distributors, LLC-- Filed herewith


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------  -------------------------------------------------------------

     No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
--------  ---------------

     (a) GENERAL. The Trust's Agreement and Declaration of Trust and By-Laws provide that to the fullest extent permitted by Delaware and federal statutory and decisional law, as amended or interpreted, no Trustee or officer of the Trust shall be personally liable to the Trust or the holders of shares for money damages for breach of fiduciary duty as a Trustee and each Trustee and officer shall be indemnified by the Trust; provided, however, that nothing herein shall be deemed to protect any Trustee or officer against any liability to the Trust or the holders of shares to which such Trustee or officer would otherwise be subject by reason of breach of the Trustee's or officer's duty of loyalty to the Trust or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the Trustee derived any improper personal benefit.

          The By-Laws of the Trust provide that the Trust shall indemnify to the fullest extent required or permitted under Delaware law or the 1940 Act, as either may be amended from time to time, any individual who is a Trustee or officer of the Trust and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such Trustee or officer in connection with such
          Proceeding, to the fullest extent that such indemnification may be lawful under Delaware law or the 1940 Act.

     (b) DISABLING CONDUCT. No Trustee of officer shall be protected against any liability to the Trust or its shareholders if such Trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

     (c) STANDARD OF CONDUCT. The Trust may not indemnify any Trustee if it is proved that: (1) the act or omission of the Trustee was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the Trustee actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the Trustee had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Delaware law unless authorized for a specific proceeding after a determination has been made, in accordance with Delaware law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

     (d) REQUIRED INDEMNIFICATION. A Trustee or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the Trustee or officer in connection with the Proceeding. In addition, under Delaware law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

     (e) ADVANCE PAYMENT. The Trust may pay any reasonable expenses so incurred by any Trustee or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under law. Such advance payment of expenses shall be made only upon the undertaking by such Trustee or officer to repay the advance unless it is ultimately determined that such Trustee or officer is entitled to indemnification, and only if one of the following conditions is met:
          (1) the Trustee or officer to be indemnified provides a security for his undertaking; (2) the Trust shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:
          (i) a majority of a quorum of Trustees who are neither interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) in independent legal counsel in a written opinion.

     (f) INSURANCE. To the fullest extent permitted by law and the 1940 Act, the Trust may purchase and maintain insurance on behalf of any officer or Trustee of the Trust, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Trust would have the power to indemnify him or her against such liability.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
--------  --------------------------------------------------------

     Integrity Asset Management, LLC (the "Adviser") has been registered as an investment adviser since 2003 and has assets under management of approximately $1.7 billion as of May 31, 2006. The principals and officers of the Adviser are set forth below. None of these principals and officers has had any other business, profession, vocation or employment of a substantial nature at any time during the past two years.

          o    Matthew  G.  Bevin - Chief  Executive  Officer  of the  Adviser
          o    Daniel  G.  Bandi - Chief  Investment  Officer  of the  Adviser
          o    William H. McNett,  III - Chief Compliance Officer of the Adviser
          o    Adam I.  Friedman - Senior  Portfolio  Manager  of the  Adviser
          o    Daniel J. Demonica - Senior Portfolio Manager of the Adviser

     The business address of the Adviser is 401 West Main Street, Suite 2100, Louisville, Kentucky 40202.

Item 27.  PRINCIPAL UNDERWRITERS
--------  ----------------------

     (a) Ultimus Fund Distributors, Inc. (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is underwriter and distributor for Registrant. As such, the Distributor offers shares of Registrant only upon orders received therefor. The Registrant continuously offers shares. The Distributor also serves as principal underwriter for the following investment companies which are not affiliated with Registrant:

          The Black Pearl Funds              TFS Capital Investment Trust
          The Berwyn Funds                   Oak Value Trust
          The GKM Funds                      Williamsburg Investment Trust
          Schwartz Investment Trust          Profit Funds Investment Trust
          Hussman Investment Trust           The Shepherd Street Funds, Inc.
          The Cutler Trust                   The Destination Funds


                                         Position with                          Position with
     (b)  Name                           Distributor                            Registrant
          --------------------------     ---------------------------------      ------------------------
          Robert G. Dorsey               President/Managing Director            Vice President
          Mark J. Seger                  Treasurer/Managing Director            Treasurer
          John F. Splain                 Secretary/Managing Director            Secretary
          Theresa M. Bridge              Vice President                         Assistant Treasurer
          Wade R. Bridge                 Vice President                         Assistant Secretary
          Steven F. Nienhaus             Vice President                         None
          Craig J. Hunt                  Vice President                         Assistant Vice President

     The address of the Distributor and all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
--------  --------------------------------

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Integrity Asset Management, LLC, 401 West Main Street, Suite 2100, Louisville, Kentucky 40202. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
--------  -------------------------------------------------

          Inapplicable

Item 30.  UNDERTAKINGS
--------  ------------

          Inapplicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville and Commonwealth of Kentucky, on the 28th day of June, 2006.

                                    VERACITY FUNDS

                                    By:  /s/ Matthew G. Bevin
                                         ---------------------------------------
                                         Matthew G. Bevin
                                         President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title                             Date
---------                             -----                             ----

/s/ Matthew G. Bevin                  Trustee and President             June 28, 2006
--------------------------------      (Principal Executive Officer)
Matthew G. Bevin


/s/ Mark J. Seger                     Treasurer                         June 28, 2006
--------------------------------      (Senior Financial Officer and
Mark J. Seger                         Principal Accounting Officer)

/s/ William H. McNett, III*           Trustee
--------------------------------
William H. McNett, III
                                                                        /s/ Wade R. Bridge
                                                                        ----------------------
/s/ June B. Debatin*                  Trustee                           Wade R. Bridge
--------------------------------                                        Attorney-in-fact*
June B. Debatin                                                         June 28, 2006

/s/ David L. Eager*                   Trustee
--------------------------------
David L. Eager

/s/ Darlene V. Pinnock*               Trustee
--------------------------------
Darlene V. Pinnock

/s/ Michael J. Minnaugh*              Trustee
--------------------------------
Michael J. Minnaugh

                                INDEX TO EXHIBITS
                                -----------------

Item 23(e)       Distribution Agreement with Ultimus Fund Distributors, LLC

Item 23(j)       Consent of Independent Registered Public Accounting Firm

Item 23(m) Service Plan and Agreement with Integrity Asset Management, LLC for No-Load Class Shares of Registrant

Item 23(p)(2)    Code of Ethics of Ultimus Fund Distributors, LLC